Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q13

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Corporate / Other	21

Regional Totals
North America	22
EMEA	23
Latin America	24
Asia	25

Citi Holdings
Income Statement and Balance Sheet Data	26
Brokerage and Asset Management	27
Local Consumer Lending	28 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans
Citicorp	34
Citi Holdings / Total Citigroup	35
Consumer Loan Delinquency Amounts and Ratios
90+ Days	36
30-89 Days	37
Allowance for Credit Losses
Total Citigroup	38
Consumer and Corporate	39 - 40
Components of Provision for Loan Losses
Citicorp	41
Citi Holdings / Total Citigroup	42
Non-Accrual Assets
Total Citigroup	43
Citicorp	44
Citi Holdings	45

Reconciliation of Non-GAAP Financial Measures	46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							2Q13 Increase		Six	Six		YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q		(Decrease) from		Months	Months		YTD 2012 Increase/
	2012	2012	2012	2013	2013		1Q13	2Q12	2012	2013		(Decrease)

Total Revenues, Net of Interest Expense	$18,387	$13,703	$17,917	$20,227	$20,479		1%	11%	$37,508	$40,706		9%
Total Operating Expenses	11,994	12,092	13,709	12,267	12,140		(1)%	1%	24,173	24,407		1%
Net Credit Losses	3,491	3,897	2,985	2,878	2,608		(9)%	(25)%	7,349	5,486		(25)%
Credit Reserve Build / (Release)	(1,016)	(1,461)	(147)	(664)	(781)		(18)%	23%	(2,165)	(1,445)		33%
Provision for Unfunded Lending Commitments	7	(41)	56	14	(3)		NM	NM	(31)	11		NM
Provision for Benefits & Claims	214	225	219	231	200		(13)%	(7)%	443	431		(3)%
Provision for Credit Losses and for Benefits and Claims	2,696	2,620	3,113	2,459	2,024		(18)%	(25)%	5,596	4,483		(20)%
Income from Continuing Operations before Income Taxes	3,697	(1,009)	1,095	5,501	6,315		15%	71%	7,739	11,816		53%
Income Taxes (benefits)	718	(1,494)	(214)	1,570	2,127		35%	NM	1,715	3,697		NM
Income from Continuing Operations	$2,979	$485	$1,309	$3,931	$4,188		7%	41%	$6,024	$8,119		35%
Income (Loss) from Discontinued Operations, net of Taxes	7	8	(85)	(33)	30		NM	NM	19	(3)		NM
Net Income before Noncontrolling Interests	2,986	493	1,224	3,898	4,218		8%	41%	6,043	8,116		34%
Net Income Attributable to Noncontrolling Interests	40	25	28	90	36		(60)%	(10)%	166	126		(24)%
Citigroup’s Net Income	$2,946	$468	$1,196	$3,808	$4,182		10%	42%	$5,877	$7,990		36%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.95	$0.15	$0.41	$1.24	$1.33		7%	40%	$1.90	$2.57		35%
Citigroup’s Net Income	$0.95	$0.15	$0.38	$1.23	$1.34		9%	41%	$1.91	$2.57		35%

Shares (in millions) (1):
Average Basic	2,926.6	2,926.8	2,942.7	3,040.1	3,040.7		—	4%	2,926.4	3,040.4		4%
Average Diluted	3,015.0	3,015.3	3,017.0	3,044.7	3,046.3		—	1%	3,014.8	3,045.5		1%
Common Shares Outstanding, at period end	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0		—	4%

Preferred Dividends - Basic	$9	$4	$9	$4	$9		NM	—	$13	$13		—
Preferred Dividends - Diluted	$9	$4	$9	$4	$9		NM	—	$13	$13		—

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,861	$445	$1,243	$3,764	$4,061		8%	42%	$5,722	$7,825		37%
Citigroup’s Net Income	$2,868	$453	$1,160	$3,732	$4,090		10%	43%	$5,741	$7,822		36%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,865	$447	$1,244	$3,765	$4,061		8%	42%	$5,730	$7,826		37%
Citigroup’s Net Income	$2,872	$455	$1,161	$3,732	$4,091		10%	42%	$5,749	$7,823		36%

Financial Ratios (2):
Tier 1 Common Ratio	12.71%	12.73%	12.67%	11.84%	12.2	%*
Tier 1 Capital Ratio	14.46%	13.92%	14.06%	13.09%	13.3	%*
Total Capital Ratio	17.70%	17.12%	17.26%	16.09%	16.3	%*
Leverage Ratio	7.66%	7.39%	7.48%	7.78%	7.9	%*
Return on Average Assets	0.62%	0.10%	0.25%	0.82%	0.89	%*			0.62%	0.85	%*
Efficiency Ratio	65%	88%	77%	61%	59%				64%	60	%*
Return on Average Common Equity	6.5%	1.0%	2.5%	8.2%	8.8	%*			6.5%	8.5	%*

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,916.5	$1,931.3	$1,864.7	$1,881.7	$1,884.0	*	—	(2)%
Total Average Assets	1,916.1	1,909.4	1,905.4	1,886.8	1,895.2	*	—	(1)%	1,914.0	1,891.0
Total Deposits	914.3	944.6	930.6	933.8	938.4	*	—	3%
Citigroup’s Stockholders’ Equity	183.9	186.8	189.0	193.4	195.9	*	1%	7%
Book Value Per Share (3)	$62.61	$63.59	$61.57	$62.51	$63.02	*	1%	1%
Tangible Book Value Per Share (3)	$51.81	$52.69	$51.19	$52.35	$53.10	*	1%	2%

Direct Staff (in thousands)	261	262	259	257	253		(2)%	(3)%

(1)

Citi’s basic and end-of-period shares increased in the fourth quarter 2012 as compared to the third quarter 2012 due to the issuance of approximately 96 million shares of common stock during the quarter upon the automatic settlement of the T-DECS issued in December 2009, as previously announced.

(2)	First Quarter 2013 Basel I capital ratios reflect the final revised U.S. market risk capital rules (Basel II.5) that were effective beginning on January 1, 2013.

(3)

Citi’s book value and tangible book value per share each declined in the fourth quarter 2012 as compared to the third quarter 2012 due to the settlement of the T-DECS (see footnote 1 above).  Tangible book value per share is a non-GAAP financial measure.  See page 46 for a reconciliation of this measure.

*	Preliminary

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)
Revenues
Interest revenue	$16,686	$16,737	$16,581	$15,960	$15,840	(1)%	(5)%	$33,980	$31,800	(6)%
Interest expense	5,343	5,026	4,665	4,330	4,158	(4)%	(22)%	10,921	8,488	(22)%
Net interest revenue	11,343	11,711	11,916	11,630	11,682	—	3%	23,059	23,312	1%

Commissions and fees	3,032	3,258	3,355	3,479	3,344	(4)%	10%	6,119	6,823	12%
Principal transactions	1,640	976	234	2,447	2,640	8%	61%	3,571	5,087	42%
Administrative and other fiduciary fees	1,037	974	1,020	1,068	1,083	1%	4%	2,018	2,151	7%
Realized gains (losses) on investments	273	615	438	450	251	(44)%	(8)%	2,198	701	(68)%
Other-than-temporary impairment losses on investments and other assets (1)	(128)	(3,470)	(68)	(261)	(162)	38%	(27)%	(1,433)	(423)	70%
Insurance premiums	601	597	585	590	582	(1)%	(3)%	1,213	1,172	(3)%
Other revenue (2)	589	(958)	437	824	1,059	29%	80%	763	1,883	NM
Total non-interest revenues	7,044	1,992	6,001	8,597	8,797	2%	25%	14,449	17,394	20%
Total revenues, net of interest expense	18,387	13,703	17,917	20,227	20,479	1%	11%	37,508	40,706	9%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	3,491	3,897	2,985	2,878	2,608	(9)%	(25)%	7,349	5,486	(25)%
Credit reserve build / (release)	(1,016)	(1,461)	(147)	(664)	(781)	(18)%	23%	(2,165)	(1,445)	33%
Provision for loan losses	2,475	2,436	2,838	2,214	1,827	(17)%	(26)%	5,184	4,041	(22)%
Policyholder benefits and claims	214	225	219	231	200	(13)%	(7)%	443	431	(3)%
Provision for unfunded lending commitments	7	(41)	56	14	(3)	NM	NM	(31)	11	NM
Total provisions for credit losses and for benefits and claims	2,696	2,620	3,113	2,459	2,024	(18)%	(25)%	5,596	4,483	(20)%

Operating Expenses
Compensation and benefits	6,110	6,118	6,544	6,335	6,075	(4)%	(1)%	12,479	12,410	(1)%
Premises and Equipment	803	842	828	844	762	(10)%	(5)%	1,597	1,606	1%
Technology / communication expense	1,463	1,441	1,565	1,530	1,486	(3)%	2%	2,826	3,016	7%
Advertising and marketing expense	576	591	515	449	480	7%	(17)%	1,065	929	(13)%
Other operating	3,042	3,100	4,257	3,109	3,337	7%	10%	6,206	6,446	4%
Total operating expenses	11,994	12,092	13,709	12,267	12,140	(1)%	1%	24,173	24,407	1%

Income from Continuing Operations before Income Taxes	3,697	(1,009)	1,095	5,501	6,315	15%	71%	7,739	11,816	53%
Provision (benefits) for income taxes	718	(1,494)	(214)	1,570	2,127	35%	NM	1,715	3,697	NM

Income from Continuing Operations	2,979	485	1,309	3,931	4,188	7%	41%	6,024	8,119	35%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	5	(1)	(136)	(103)	51			28	(52)
Gain (Loss) on Sale	—	—	—	56	—			(1)	56
Provision (benefits) for income taxes	(2)	(9)	(51)	(14)	21			8	7
Income (Loss) from Discontinued Operations, net of taxes	7	8	(85)	(33)	30	NM	NM	19	(3)	NM

Net Income before Noncontrolling Interests	2,986	493	1,224	3,898	4,218	8%	41%	6,043	8,116	34%

Net Income attributable to noncontrolling interests	40	25	28	90	36	(60)%	(10)%	166	126	(24)%
Citigroup’s Net Income	$2,946	$468	$1,196	$3,808	$4,182	10%	42%	$5,877	$7,990	36%

(1)                                 First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to the carrying value of Citi’s investment in Akbank T.A.S. Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)                                 Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

(3)                                 Discontinued operations primarily reflect the following:

a)                                     In the third quarter of 2012, Citi executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors to certain employees responsible for managing those operations.

b)                                     In the fourth quarter of 2012, residual amounts related to the Egg Credit Card business and Citi Capital Advisors.

c)                                      In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business.

d)                                     In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazilian Credicard business. The second quarter of 2013 also includes residual amounts related to previous discontinued operations. All historical periods have been reclassified to reflect the Brazil Credicard business as discontinued operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						2Q13 Increase
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2012	2012	2012	2013	2013 (1)	1Q13	2Q12
Assets
Cash and due from banks (including segregated cash and other deposits)	$33,927	$33,802	$36,453	$31,150	$31,145	—	(8)%
Deposits with banks	155,054	170,028	102,134	143,227	158,028	10%	2%
Fed funds sold and securities borr’d or purch under agree. to resell	272,664	277,542	261,311	270,426	263,205	(3)%	(3)%
Brokerage receivables	35,340	31,077	22,490	25,235	33,484	33%	(5)%
Trading account assets	310,246	315,201	320,929	308,321	306,570	(1)%	(1)%
Investments
Available-for-sale and non-marketable equity securities	294,577	284,531	302,196	294,803	290,738	(1)%	(1)%
Held-to-maturity	11,349	10,943	10,130	10,056	9,602	(5)%	(15)%
Total Investments	305,926	295,474	312,326	304,859	300,340	(1)%	(2)%
Loans, net of unearned income
Consumer	409,127	407,752	408,671	395,176	382,152	(3)%	(7)%
Corporate	245,841	250,671	246,793	251,188	261,589	4%	6%
Loans, net of unearned income	654,968	658,423	655,464	646,364	643,741	—	(2)%
Allowance for loan losses	(27,611)	(25,916)	(25,455)	(23,727)	(21,580)	9%	22%
Total loans, net	627,357	632,507	630,009	622,637	622,161	—	(1)%
Goodwill	25,483	25,915	25,673	25,474	24,958	(2)%	(2)%
Intangible assets (other than MSRs)	6,156	5,963	5,697	5,457	4,981	(9)%	(19)%
Mortgage servicing rights (MSRs)	2,117	1,920	1,942	2,203	2,524	15%	19%
Other assets	142,181	141,873	145,660	142,736	133,299	(7)%	(6)%
Assets related to discontinued operations held for sale	—	44	36	9	3,293	NM	—
Total assets	$1,916,451	$1,931,346	$1,864,660	$1,881,734	$1,883,988	—	(2)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$120,324	$133,981	$129,657	$124,487	$124,141	—	3%
Interest-bearing deposits in U.S. offices	233,696	239,574	247,716	260,221	270,687	4%	16%
Total U.S. Deposits	354,020	373,555	377,373	384,708	394,828	3%	12%
Non-interest-bearing deposits in offices outside the U.S.	59,745	63,792	65,024	65,542	63,793	(3)%	7%
Interest-bearing deposits in offices outside the U.S.	500,543	507,297	488,163	483,512	479,806	(1)%	(4)%
Total International Deposits	560,288	571,089	553,187	549,054	543,599	(1)%	(3)%

Total deposits	914,308	944,644	930,560	933,762	938,427	—	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	214,851	224,370	211,236	222,053	218,252	(2)%	2%
Brokerage payables	59,133	55,376	57,013	59,299	61,705	4%	4%
Trading account liabilities	128,818	129,990	115,549	120,226	123,022	2%	(4)%
Short-term borrowings	58,698	49,164	52,027	48,193	58,807	22%	—
Long-term debt	288,334	271,862	239,463	234,326	220,959	(6)%	(23)%
Other liabilities (2)	66,470	67,202	67,815	68,536	62,928	(8)%	(5)%
Liabilities related to discontinued operations held for sale	—	—	—	—	2,062	—	—
Total liabilities	$1,730,612	$1,742,608	$1,673,663	$1,686,395	$1,686,162	—	(3)%

Equity
Stockholders’ equity
Preferred stock	$312	$312	$2,562	$3,137	$4,293	37%	NM
Common stock	29	29	30	31	31	—	7%
Additional paid-in capital	105,962	106,203	106,391	106,661	106,876	—	1%
Retained earnings	96,216	96,650	97,809	101,580	105,725	4%	10%
Treasury stock	(859)	(851)	(847)	(991)	(1,075)	(8)%	(25)%
Accumulated other comprehensive income (loss)	(17,749)	(15,566)	(16,896)	(17,059)	(19,924)	(17)%	(12)%
Total common equity	$183,599	$186,465	$186,487	$190,222	$191,633	1%	4%

Total Citigroup stockholders’ equity	$183,911	$186,777	$189,049	$193,359	$195,926	1%	7%
Noncontrolling interests	1,928	1,961	1,948	1,980	1,900	(4)%	(1)%
Total equity	185,839	188,738	190,997	195,339	197,826	1%	6%
Total liabilities and equity	$1,916,451	$1,931,346	$1,864,660	$1,881,734	$1,883,988	—	(2)%

(1)                                 Preliminary

(2)                                 Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 38 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

CITICORP
Global Consumer Banking
North America	$5,102	$5,368	$5,313	$5,110	$5,052	(1)%	(1)%	$10,268	$10,162	(1)%
EMEA	358	374	384	368	364	(1)%	2%	727	732	1%
Latin America	2,095	2,190	2,285	2,311	2,327	1%	11%	4,283	4,638	8%
Asia	1,952	1,983	1,995	1,960	1,968	—	1%	3,950	3,928	(1)%
Total	9,507	9,915	9,977	9,749	9,711	—	2%	19,228	19,460	1%

Securities and Banking
North America	2,017	1,533	1,481	2,970	2,599	(12)%	29%	3,459	5,569	61%
EMEA	1,612	1,517	1,349	1,873	2,166	16%	34%	3,571	4,039	13%
Latin America	730	780	680	770	747	(3)%	2%	1,453	1,517	4%
Asia	1,112	1,017	852	1,365	1,329	(3)%	20%	2,330	2,694	16%
Total	5,471	4,847	4,362	6,978	6,841	(2)%	25%	10,813	13,819	28%
Transaction Services
North America	663	619	633	626	667	7%	1%	1,302	1,293	(1)%
EMEA	908	844	863	861	921	7%	1%	1,781	1,782	—
Latin America	446	442	440	447	467	4%	5%	888	914	3%
Asia	750	714	681	672	677	1%	(10)%	1,501	1,349	(10)%
Total	2,767	2,619	2,617	2,606	2,732	5%	(1)%	5,472	5,338	(2)%

Corporate / Other	(296)	1	(106)	(7)	103	NM	NM	175	96	(45)%

Total Citicorp	17,449	17,382	16,850	19,326	19,387	—	11%	35,688	38,713	8%

CITI HOLDINGS
Brokerage and Asset Management	87	(4,804)	64	(17)	(20)	(18)%	NM	39	(37)	NM
Local Consumer Lending	932	1,104	1,005	1,056	1,055	—	13%	2,256	2,111	(6)%
Special Asset Pool	(81)	21	(2)	(138)	57	NM	NM	(475)	(81)	83%
Total Citi Holdings	938	(3,679)	1,067	901	1,092	21%	16%	1,820	1,993	10%

Total Citigroup - Net Revenues	18,387	13,703	17,917	20,227	20,479	1%	11%	37,508	40,706	9%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	219	(776)	(485)	(319)	477	NM	NM	(1,069)	158	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$18,168	$14,479	$18,402	$20,546	$20,002	(3)%	10%	$38,577	$40,548	5%

(1)   Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Special Asset Pool lines above.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,174	$1,277	$980	$1,113	$1,124	1%	(4)%	$2,471	$2,237	(9)%
EMEA	13	6	(43)	7	28	NM	NM	—	35	—
Latin America	335	374	384	380	371	(2)%	11%	710	751	6%
Asia	449	450	396	417	432	4%	(4)%	950	849	(11)%
Total	1,971	2,107	1,717	1,917	1,955	2%	(1)%	4,131	3,872	(6)%

Securities and Banking
North America	549	292	222	1,152	849	(26)%	55%	736	2,001	NM
EMEA	365	348	133	445	787	77%	NM	879	1,232	40%
Latin America	309	352	264	312	350	12%	13%	633	662	5%
Asia	252	193	78	446	396	(11)%	57%	563	842	50%
Total	1,475	1,185	697	2,355	2,382	1%	61%	2,811	4,737	69%
Transaction Services
North America	122	120	98	129	161	25%	32%	248	290	17%
EMEA	317	268	299	223	229	3%	(28)%	617	452	(27)%
Latin America	181	154	133	164	179	9%	(1)%	355	343	(3)%
Asia	269	280	262	254	239	(6)%	(11)%	566	493	(13)%
Total	889	822	792	770	808	5%	(9)%	1,786	1,578	(12)%

Corporate / Other	(447)	(76)	(848)	(322)	(388)	(20)%	13%	(778)	(710)	9%

Total Citicorp	3,888	4,038	2,358	4,720	4,757	1%	22%	7,950	9,477	19%

CITI HOLDINGS
Brokerage and Asset Management	(24)	(3,018)	(12)	(79)	(53)	33%	NM	(161)	(132)	18%
Local Consumer Lending	(819)	(692)	(1,044)	(293)	(134)	54%	84%	(1,452)	(427)	71%
Special Asset Pool	(66)	157	7	(417)	(382)	8%	NM	(313)	(799)	NM
Total Citi Holdings	(909)	(3,553)	(1,049)	(789)	(569)	28%	37%	(1,926)	(1,358)	29%

Income From Continuing Operations	2,979	485	1,309	3,931	4,188	7%	41%	6,024	8,119	35%
Discontinued Operations	7	8	(85)	(33)	30	NM	NM	19	(3)	NM

Net Income Attributable to Noncontrolling Interests	40	25	28	90	36	(60)%	(10)%	166	126	(24)%

Citigroup’s Net Income	$2,946	$468	$1,196	$3,808	$4,182	10%	42%	$5,877	$7,990	36%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP (1) INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)
Revenues
Net interest revenue	$10,748	$11,031	$11,281	$10,877	$10,898	—	1%	$21,755	$21,775	—
Non-interest revenue	6,701	6,351	5,569	8,449	8,489	—	27%	13,933	16,938	22%
Total revenues, net of interest expense	17,449	17,382	16,850	19,326	19,387	—	11%	35,688	38,713	8%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,162	2,090	2,013	1,948	1,838	(6)%	(15)%	4,286	3,786	(12)%
Credit reserve build / (release)	(766)	(664)	(193)	(317)	(301)	5%	61%	(1,365)	(618)	55%
Provision for loan losses	1,396	1,426	1,820	1,631	1,537	(6)%	10%	2,921	3,168	8%
Provision for benefits & claims	49	65	64	63	46	(27)%	(6)%	107	109	2%
Provision for unfunded lending commitments	26	(25)	51	18	(10)	NM	NM	14	8	(43)%
Total provisions for credit losses and for benefits and claims	1,471	1,466	1,935	1,712	1,573	(8)%	7%	3,042	3,285	8%

Total operating expenses	10,759	10,905	12,105	10,765	10,593	(2)%	(2)%	21,721	21,358	(2)%

Income from Continuing Operations before Income Taxes	5,219	5,011	2,810	6,849	7,221	5%	38%	10,925	14,070	29%
Provision for income taxes	1,331	973	452	2,129	2,464	16%	85%	2,975	4,593	54%

Income from Continuing Operations	3,888	4,038	2,358	4,720	4,757	1%	22%	7,950	9,477	19%

Income (loss) from Discontinued Operations, net of taxes	7	8	(85)	(33)	30	NM	NM	19	(3)	NM

Noncontrolling interests	39	25	28	85	35	(59)%	(10)%	163	120	(26)%
Citicorp’s Net Income	$3,856	$4,021	$2,245	$4,602	$4,752	3%	23%	$7,806	$9,354	20%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,725	$1,760	$1,709	$1,733	$1,753	1%	2%

Average Assets	$1,714	$1,725	$1,739	$1,734	$1,751	1%	2%	$1,702	$1,743	2%
Return on Average Assets	0.91%	0.93%	0.51%	1.08%	1.09%			0.92%	1.08%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	62%	63%	72%	56%	55%			61%	55%
Total EOP Loans	$527	$537	$540	$539	$544	1%	3%
Total EOP Deposits	$852	$878	$863	$868	$874	1%	3%

(1)                Includes the results of operations and balances of Corporate/Other for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$7,010	$7,204	$7,308	$7,171	$7,072	(1)%	1%	$14,174	$14,243	—
Non-Interest Revenue	2,497	2,711	2,669	2,578	2,639	2%	6%	5,054	5,217	3%
Total Revenues, Net of Interest Expense	9,507	9,915	9,977	9,749	9,711	—	2%	19,228	19,460	1%
Total Operating Expenses	5,183	5,271	5,782	5,209	5,131	(1)%	(1)%	10,263	10,340	1%
Net Credit Losses	2,039	1,948	1,939	1,909	1,785	(6)%	(12)%	4,220	3,694	(12)%
Credit Reserve Build / (Release)	(753)	(515)	(152)	(340)	(237)	30%	69%	(1,509)	(577)	62%
Provision for Unfunded Lending Commitments	—	1	—	15	9	(40)%	—	(1)	24	NM
Provision for Benefits & Claims	50	65	64	63	46	(27)%	(8)%	108	109	1%
Provision for Loan Losses and for Benefits and Claims	1,336	1,499	1,851	1,647	1,603	(3)%	20%	2,818	3,250	15%
Income from Continuing Operations before Taxes	2,988	3,145	2,344	2,893	2,977	3%	—	6,147	5,870	(5)%
Income Taxes	1,017	1,038	627	976	1,022	5%	—	2,016	1,998	(1)%
Income from Continuing Operations	1,971	2,107	1,717	1,917	1,955	2%	—	4,131	3,872	(6)%
Noncontrolling Interests	(1)	3	—	5	6	20%	NM	—	11	—
Net Income	$1,972	$2,104	$1,717	$1,912	$1,949	2%	(1)%	$4,131	$3,861	(7)%
Average Assets (in billions of dollars)	$382	$389	$395	$400	$391	(2)%	2%	$384	$396	3%
Return on Average Assets (1)	2.10%	2.17%	1.75%	1.96%	2.00%			2.19%	1.98%
Efficiency Ratio	55%	53%	58%	53%	53%			53%	53%

Net Credit Losses as a % of Average Loans (1)	2.94%	2.74%	2.69%	2.69%	2.53%

Revenue by Business
Retail Banking	$4,430	$4,625	$4,578	$4,535	$4,535	—	2%	$8,979	$9,070	1%
Cards (2)	5,077	5,290	5,399	5,214	5,176	(1)%	2%	10,249	10,390	1%
Total	$9,507	$9,915	$9,977	$9,749	$9,711	—	2%	$19,228	$19,460	1%

Net Credit Losses by Business
Retail Banking	$276	$325	$375	$338	$299	(12)%	8%	$558	$637	14%
Cards (2)	1,763	1,623	1,564	1,571	1,486	(5)%	(16)%	3,662	3,057	(17)%
Total	$2,039	$1,948	$1,939	$1,909	$1,785	(6)%	(12)%	$4,220	$3,694	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$808	$802	$610	$726	$723	—	(11)%	$1,636	$1,449	(11)%
Cards (2)	1,163	1,305	1,107	1,191	1,232	3%	6%	2,495	2,423	(3)%
Total	$1,971	$2,107	$1,717	$1,917	$1,955	2%	—	$4,131	$3,872	(6)%

FX Translation Impact:
Total Revenue - as Reported	$9,507	$9,915	$9,977	$9,749	$9,711	—	2%	$19,228	$19,460	1%
Impact of FX Translation (3)	36	(20)	(53)	(77)	—			(4)	—
Total Revenues - Ex-FX (4)	$9,543	$9,895	$9,924	$9,672	$9,711	—	2%	$19,224	$19,460	1%

Total Operating Expenses - as Reported	$5,183	$5,271	$5,782	$5,209	$5,131	(1)%	(1)%	$10,263	$10,340	1%
Impact of FX Translation (3)	(8)	(34)	(54)	(50)	—			(58)	—
Total Operating Expenses - Ex-FX (4)	$5,175	$5,237	$5,728	$5,159	$5,131	(1)%	(1)%	$10,205	$10,340	1%

Total Provisions for LLR & PBC - as Reported	$1,336	$1,499	$1,851	$1,647	$1,603	(3)%	20%	$2,818	$3,250	15%
Impact of FX Translation (3)	13	—	(9)	(16)	—			7	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,349	$1,499	$1,842	$1,631	$1,603	(2)%	19%	$2,825	$3,250	15%

(1)

Under U.S. GAAP, historival balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations.

See page 15 for the historically adjusted LATAM RCB amounts related to Brazil Credicard.

(2)	Includes both Citi-Branded Cards and Citi Retail Services.
(3)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.
(4)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,082	4,069	4,008	3,916	3,912	—	(4)%
Accounts (in millions)	65.2	65.2	65.0	64.8	64.9	—	0%
Average Deposits	$317.7	$324.2	$328.2	$330.2	$326.1	(1)%	3%
Investment Sales	$19.5	$23.5	$23.1	$28.0	$27.7	(1)%	42%
Investment AUMs	$139.6	$149.9	$153.6	$162.8	$156.6	(4)%	12%
Average Loans	$138.5	$141.1	$144.6	$147.0	$145.0	(1)%	5%
EOP Loans:
Real Estate Lending	$73.2	$74.9	$76.0	$76.5	$73.8	(4)%	1%
Commercial Markets	37.5	38.7	39.4	40.6	41.1	1%	10%
Personal and Other	28.3	29.6	30.4	30.9	30.3	(2)%	7%
EOP Loans	$139.0	$143.2	$145.8	$148.0	$145.2	(2)%	4%

Net Interest Revenue (in millions) (1)	$2,716	$2,737	$2,756	$2,705	$2,649	(2)%	(2)%
As a % of Average Loans	7.89%	7.72%	7.58%	7.46%	7.33%

Net Credit Losses (in millions)	$276	$325	$375	$338	$299	(12)%	8%
As a % of Average Loans	0.80%	0.92%	1.03%	0.93%	0.83%
Loans 90+ Days Past Due (in millions) (2)	$869	$882	$879	$863	$849	(2)%	(2)%
As a % of EOP Loans	0.63%	0.62%	0.61%	0.59%	0.59%
Loans 30-89 Days Past Due (in millions) (2)	$1,049	$1,154	$1,112	$1,191	$1,085	(9)%	3%
As a % of EOP Loans	0.76%	0.81%	0.77%	0.81%	0.75%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts	134.1	133.8	133.8	133.0	128.2	(4)%	(4)%
Purchase Sales (in billions)	$88.3	$87.7	$94.8	$83.9	$91.2	9%	3%

Average Loans (in billions) (4)	$144.1	$144.5	$145.2	$143.8	$137.5	(4)%	(5)%
EOP Loans (in billions) (4)	$145.4	$145.9	$149.6	$141.7	$138.5	(2)%	(5)%
Average Yield (5)	13.61%	13.64%	13.64%	13.75%	13.62%
Net Interest Revenue (6)	$4,294	$4,467	$4,552	$4,466	$4,423	(1)%	3%
As a % of Average Loans (6)	12.27%	12.58%	12.75%	12.88%	12.90%
Net Credit Losses	$1,763	$1,623	$1,564	$1,571	$1,486	(5)%	(16)%
As a % of Average Loans	5.04%	4.57%	4.38%	4.53%	4.33%
Net Credit Margin (7)	$3,295	$3,649	$3,817	$3,629	$3,678	1%	12%
As a % of Average Loans (7)	9.41%	10.27%	10.69%	10.47%	10.73%
Loans 90+ Days Past Due	$2,221	$2,142	$2,202	$2,078	$1,795	(14)%	(19)%
As a % of EOP Loans	1.53%	1.47%	1.47%	1.47%	1.30%
Loans 30-89 Days Past Due	$2,400	$2,385	$2,397	$2,198	$1,882	(14)%	(22)%
As a % of EOP Loans	1.65%	1.63%	1.60%	1.55%	1.36%

(1)   Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See Note 1 on North America Global Consumer Banking on page 10.

(3)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. See page 15 for the historically adjusted LATAM RCB amounts related to Brazil Credicard.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$4,002	$4,149	$4,216	$4,152	$4,065	(2)%	2%	$8,096	$8,217	1%
Non-Interest Revenue	1,100	1,219	1,097	958	987	3%	(10)%	2,172	1,945	(10)%
Total Revenues, Net of Interest Expense	5,102	5,368	5,313	5,110	5,052	(1)%	(1)%	10,268	10,162	(1)%
Total Operating Expenses	2,452	2,464	2,675	2,429	2,384	(2)%	(3)%	4,792	4,813	—
Net Credit Losses	1,511	1,351	1,265	1,255	1,190	(5)%	(21)%	3,140	2,445	(22)%
Credit Reserve Build / (Release)	(814)	(519)	(215)	(370)	(351)	5%	57%	(1,655)	(721)	56%
Provision for Unfunded Lending Commitments	—	1	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	19	19	18	14	13	(7)%	(32)%	33	27	(18)%
Provision for Loan Losses and for Benefits and Claims	716	852	1,068	899	852	(5)%	19%	1,518	1,751	15%
Income from Continuing Operations before Taxes	1,934	2,052	1,570	1,782	1,816	2%	(6)%	3,958	3,598	(9)%
Income Taxes (benefits)	760	775	590	669	692	3%	(9)%	1,487	1,361	(8)%
Income from Continuing Operations	1,174	1,277	980	1,113	1,124	1%	(4)%	2,471	2,237	(9)%
Noncontrolling Interests	—	1	—	—	1	—	—	—	1	—
Net Income	$1,174	$1,276	$980	$1,113	$1,123	1%	(4)%	$2,471	$2,236	(10)%
Average Assets (in billions of dollars)	$171	$174	$175	$176	$172	(2)%	1%	$170	$174	2%
Return on Average Assets	2.76%	2.92%	2.23%	2.56%	2.62%			2.92%	2.59%
Efficiency Ratio	48%	46%	50%	48%	47%			47%	47%

Net Credit Losses as a % of Average Loans	4.07%	3.60%	3.35%	3.40%	3.29%

Revenue by Business
Retail Banking	$1,650	$1,740	$1,667	$1,573	$1,591	1%	(4)%	$3,279	$3,164	(4)%
Citi-Branded Cards	1,988	2,087	2,113	2,026	1,978	(2)%	(1)%	4,034	4,004	(1)%
Citi Retail Services	1,464	1,541	1,533	1,511	1,483	(2)%	1%	2,955	2,994	1%
Total	$5,102	$5,368	$5,313	$5,110	$5,052	(1)%	(1)%	$10,268	$10,162	(1)%

Net Credit Losses by Business
Retail Banking	$62	$72	$51	$55	$44	(20)%	(29)%	$124	$99	(20)%
Citi-Branded Cards	840	745	700	692	665	(4)%	(21)%	1,742	1,357	(22)%
Citi Retail Services	609	534	514	508	481	(5)%	(21)%	1,274	989	(22)%
Total	$1,511	$1,351	$1,265	$1,255	$1,190	(5)%	(21)%	$3,140	$2,445	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$337	$342	$231	$229	$274	20%	(19)%	$671	$503	(25)%
Citi-Branded Cards	413	555	460	448	457	2%	11%	1,005	905	(10)%
Citi Retail Services	424	380	289	436	393	(10)%	(7)%	795	829	4%
Total	$1,174	$1,277	$980	$1,113	$1,124	1%	(4)%	$2,471	$2,237	(9)%

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,015	1,017	999	981	983	—	(3)%
Accounts (in millions)	12.5	12.4	12.4	12.2	12.0	(2)%	(4)%
Investment Sales	$2.4	$2.8	$2.9	$4.0	$3.9	(3)%	63%
Investment AUMs	$28.9	$29.9	$29.9	$31.6	$31.4	(1)%	9%

Average Deposits	$151.6	$154.4	$160.0	$163.8	$165.1	1%	9%

Average Loans	$41.1	$41.3	$42.2	$43.2	$41.0	(5)%	—

EOP Loans:
Real Estate Lending	$32.6	$33.0	$33.7	$33.9	$32.2	(5)%	(1)%
Commercial Markets	7.2	7.4	7.9	8.2	8.4	2%	17%
Personal and Other	1.1	1.1	1.1	1.0	1.1	10%	—
Total EOP Loans	$40.9	$41.5	$42.7	$43.1	$41.7	(3)%	2%

Mortgage Originations	$12.9	$14.5	$16.8	$18.0	$17.2	(4)%	33%

Third Party Mortgage Servicing Portfolio (EOP)	$190.8	$184.9	$177.2	$175.8	$177.9	1%	(7)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$637.0	$684.2	$614.5	$561.6	$588.5	5%	(8)%

Saleable Mortgage Rate Locks	$11.5	$15.8	$12.7	$14.3	$13.0	(9)%	13%

Net Interest Revenue on Loans (in millions)	$197	$210	$239	$243	$242	—	23%
As a % of Avg. Loans	1.93%	2.02%	2.25%	2.28%	2.37%

Net Credit Losses (in millions)	$62	$72	$51	$55	$44	(20)%	(29)%
As a % of Avg. Loans	0.61%	0.69%	0.48%	0.52%	0.43%

Loans 90+ Days Past Due (in millions) (1)	$294	$291	$280	$282	$285	1%	(3)%
As a % of EOP Loans	0.74%	0.72%	0.68%	0.68%	0.71%
Loans 30-89 Days Past Due (in millions) (1)	$215	$230	$223	$226	$217	(4)%	1%
As a % of EOP Loans	0.54%	0.57%	0.54%	0.54%	0.54%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $748 mlllion and ($1.2 billion), $738 mlllion and ($1.2 billion), $742 mlllion and ($1.4 billion) and $736 mlllion and ($1.5 billion) and $728 mlllion and ($1.3 billion) as of June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were, $124 million and ($1.2 billion), $122 million and ($1.2 billion), $122 million and ($1.4 billion), $121 million and ($1.5 billion) and $144 million and ($1.3 billion) as of June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	22.9	23.1	23.2	23.4	23.6	1%	3%
Purchase Sales (in billions)	$40.8	$40.3	$41.6	$38.2	$41.9	10%	3%

Average Loans (in billions) (1)	$71.7	$71.5	$71.1	$69.7	$68.4	(2)%	(5)%

EOP Loans (in billions) (1)	$72.7	$72.2	$72.9	$69.2	$69.3	—	(5)%

Average Yield (2)	9.96%	9.94%	10.02%	10.23%	10.11%
Net Interest Revenue (3)	$1,609	$1,664	$1,687	$1,649	$1,645	—	2%
As a % of Avg. Loans (3)	9.03%	9.26%	9.44%	9.59%	9.65%
Net Credit Losses	$840	$745	$700	$692	$665	(4)%	(21)%
As a % of Average Loans	4.71%	4.15%	3.92%	4.03%	3.90%
Net Credit Margin (4)	$1,142	$1,334	$1,405	$1,329	$1,310	(1)%	15%
As a % of Avg. Loans (4)	6.41%	7.42%	7.86%	7.73%	7.68%
Loans 90+ Days Past Due	$830	$760	$786	$732	$663	(9)%	(20)%
As a % of EOP Loans	1.14%	1.05%	1.08%	1.06%	0.96%
Loans 30-89 Days Past Due	$744	$744	$771	$679	$588	(13)%	(21)%
As a % of EOP Loans	1.02%	1.03%	1.06%	0.98%	0.85%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	79.9	79.3	78.9	77.8	76.1	(2)%	(5)%
Purchase Sales (in billions)	$18.1	$17.5	$20.4	$15.3	$18.3	20%	1%

Average Loans (in billions) (1)	$36.5	$36.5	$37.0	$36.7	$35.8	(2)%	(2)%
EOP Loans (in billions) (1)	$36.6	$36.6	$38.6	$35.4	$36.0	2%	(2)%

Average Yield (2)	18.14%	18.26%	18.04%	18.28%	17.89%
Net Interest Revenue (3)	$1,543	$1,634	$1,660	$1,652	$1,587	(4)%	3%
As a % of Avg. Loans (3)	17.00%	17.81%	17.85%	18.26%	17.78%
Net Credit Losses	$609	$534	$514	$508	$481	(5)%	(21)%
As a % of Average Loans	6.71%	5.82%	5.53%	5.61%	5.39%
Net Credit Margin (4)	$842	$997	$1,009	$994	$993	—	18%
As a % of Avg. Loans (4)	9.28%	10.87%	10.85%	10.98%	11.13%
Loans 90+ Days Past Due	$721	$716	$721	$651	$556	(15)%	(23)%
As a % of EOP Loans	1.97%	1.96%	1.87%	1.84%	1.54%
Loans 30-89 Days Past Due	$852	$823	$789	$685	$615	(10)%	(28)%
As a % of EOP Loans	2.33%	2.25%	2.04%	1.94%	1.71%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$248	$251	$258	$246	$237	(4)%	(4)%	$501	$483	(4)%
Non-Interest Revenue	110	123	126	122	127	4%	15%	226	249	10%
Total Revenues, Net of Interest Expense	358	374	384	368	364	(1)%	2%	727	732	1%
Total Operating Expenses	337	335	402	344	333	(3)%	(1)%	696	677	(3)%
Net Credit Losses	14	29	33	29	(1)	NM	NM	43	28	(35)%
Credit Reserve Build / (Release)	(13)	2	11	(11)	(9)	18%	31%	(18)	(20)	(11)%
Provision for Unfunded Lending Commitments	—	—	—	1	(1)	NM	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	1	31	44	19	(11)	NM	NM	24	8	(67)%
Income (loss) from Continuing Operations before Taxes	20	8	(62)	5	42	NM	NM	7	47	NM
Income Taxes (benefits)	7	2	(19)	(2)	14	NM	100%	7	12	71%
Income from Continuing Operations	13	6	(43)	7	28	NM	NM	—	35	—
Noncontrolling Interests	1	2	—	3	5	67%	NM	2	8	NM
Net Income	$12	$4	$(43)	$4	$23	NM	92%	$(2)	$27	NM
Average Assets (in billions of dollars)	$9	$9	$9	$10	$10	—	11%	$9	$10	11%
Return on Average Assets	0.54%	0.18%	(1.90)%	0.16%	0.92%			(0.04)%	0.54%
Efficiency Ratio	94%	90%	105%	93%	91%			96%	92%

Net Credit Losses as a % of Average Loans	0.75%	1.54%	1.66%	1.47%	(0.05)%

Revenue by Business
Retail Banking	$210	$220	$227	$215	$214	—	2%	$426	$429	1%
Citi-Branded Cards	148	154	157	153	150	(2)%	1%	301	303	1%
Total	$358	$374	$384	$368	$364	(1)%	2%	$727	$732	1%

Net Credit Losses by Business
Retail Banking	$7	$12	$15	$9	$(2)	NM	NM	$19	$7	(63)%
Citi-Branded Cards	7	17	18	20	1	(95)%	(86)%	24	21	(13)%
Total	$14	$29	$33	$29	$(1)	NM	NM	$43	$28	(35)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$(14)	$(43)	$(8)	$—	100%	100%	$(35)	$(8)	77%
Citi-Branded Cards	22	20	—	15	28	87%	27%	35	43	23%
Total	$13	$6	$(43)	$7	$28	NM	NM	$—	$35	—

FX Translation Impact:
Total Revenue - as Reported	$358	$374	$384	$368	$364	(1)%	2%	$727	$732	1%
Impact of FX Translation (1)	(1)	(3)	(10)	(7)	—			(9)	—
Total Revenues - Ex-FX (2)	$357	$371	$374	$361	$364	1%	2%	$718	$732	2%

Total Operating Expenses - as Reported	$337	$335	$402	$344	$333	(3)%	(1)%	$696	$677	(3)%
Impact of FX Translation (1)	(1)	(4)	(11)	(7)	—			(10)	—
Total Operating Expenses - Ex-FX (2)	$336	$331	$391	$337	$333	(1)%	(1)%	$686	$677	(1)%

Provisions for LLR & PBC - as Reported	$1	$31	$44	$19	$(11)	NM	NM	$24	$8	(67)%
Impact of FX Translation (1)	1	—	(2)	—	—			—	—
Provisions for LLR & PBC - Ex-FX (2)	$2	$31	$42	$19	$(11)	NM	NM	$24	$8	(67)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	240	234	228	222	222	—	(8)%
Accounts (in millions)	4.0	3.9	3.9	3.9	3.8	(3)%	(5)%
Average Deposits	$12.4	$12.7	$12.7	$13.0	$13.0	—	5%
Investment Sales	$0.8	$1.1	$1.3	$1.1	$1.0	(9)%	25%
Investment AUMs	$5.0	$5.4	$5.8	$6.0	$6.2	3%	24%
Average Loans	$4.7	$4.7	$5.0	$5.1	$5.3	4%	13%
EOP Loans:
Real Estate Lending	$0.2	$0.3	$0.3	$0.3	$0.3	—	50%
Commercial Markets	1.9	2.1	2.1	2.2	2.3	5%	21%
Personal and Other	2.5	2.5	2.7	2.7	2.7	—	8%
Total EOP Loans	$4.6	$4.9	$5.1	$5.2	$5.3	2%	15%

Net Interest Revenue (in millions) (1)	$138	$140	$142	$135	$130	(4)%	(6)%
As a % of Average Loans (1)	11.81%	11.85%	11.30%	10.74%	9.84%
Net Credit Losses (in millions)	$7	$12	$15	$9	$(2)	NM	NM
As a % of Average Loans	0.60%	1.02%	1.19%	0.72%	(0.15)%
Loans 90+ Days Past Due (in millions)	$49	$50	$48	$43	$41	(5)%	(16)%
As a % of EOP Loans	1.07%	1.02%	0.94%	0.83%	0.77%
Loans 30-89 Days Past Due (in millions)	$78	$79	$77	$70	$68	(3)%	(13)%
As a % of EOP Loans	1.70%	1.61%	1.51%	1.35%	1.28%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.6	2.5	2.8	2.8	2.8	—	8%
Purchase Sales (in billions)	$2.8	$2.8	$3.1	$2.9	$3.0	3%	7%
Average Loans (2)	$2.8	$2.8	$2.9	$2.9	$2.8	(3)%	—
EOP Loans (2)	$2.8	$2.9	$2.9	$2.8	$2.8	—	—
Average Yield (3)	19.17%	19.24%	19.10%	18.87%	18.42%

Net Interest Revenue (in millions) (4)	$110	$111	$116	$111	$107	(4)%	(3)%
As a % of Avg. Loans (4)	15.80%	15.77%	15.91%	15.52%	15.33%
Net Credit Losses (in millions)	$7	$17	$18	$20	$1	(95)%	(86)%
As a % of Average Loans	1.01%	2.42%	2.47%	2.80%	0.14%
Net Credit Margin (in millions) (5)	$141	$137	$139	$133	$149	12%	6%
As a % of Avg. Loans (5)	20.25%	19.47%	19.07%	18.60%	21.34%
Loans 90+ Days Past Due (in millions)	$43	$45	$48	$45	$44	(2)%	2%
As a % of EOP Loans	1.54%	1.55%	1.66%	1.61%	1.57%
Loans 30-89 Days Past Due (in millions)	$61	$68	$63	$60	$57	(5)%	(7)%
As a % of EOP Loans	2.18%	2.34%	2.17%	2.14%	2.04%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,474	$1,532	$1,566	$1,546	$1,580	2%	7%	$2,963	$3,126	6%
Non-Interest Revenue	621	658	719	765	747	(2)%	20%	1,320	1,512	—
Total Revenues, Net of Interest Expense	2,095	2,190	2,285	2,311	2,327	1%	11%	4,283	4,638	8%
Total Operating Expenses	1,230	1,266	1,459	1,308	1,307	—	6%	2,461	2,615	6%
Net Credit Losses	315	351	406	419	416	(1)%	32%	648	835	29%
Credit Reserve Build / (Release)	95	36	32	38	104	NM	9%	186	142	(24)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	31	46	46	49	33	(33)%	6%	75	82	9%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	441	433	484	506	553	9%	25%	909	1,059	17%
Income from Continuing Operations before Taxes	424	491	342	497	467	(6)%	10%	913	964	6%
Income Taxes	89	117	(42)	117	96	(18)%	8%	203	213	5%
Income from Continuing Operations	335	374	384	380	371	(2)%	11%	710	751	6%
Noncontrolling Interests	(2)	—	—	2	—	(100)%	100%	(2)	2	NM
Net Income	$337	$374	$384	$378	$371	(2)%	10%	$712	$749	5%
Average Assets (in billions of dollars)	$78	$79	$82	$86	$80	(7)%	3%	$80	$83	4%
Return on Average Assets (1)	1.83%	1.98%	1.95%	1.86%	1.86%			1.88%	1.86%
Efficiency Ratio	59%	58%	64%	57%	56%			57%	56%

Net Credit Losses as a % of Average Loans (1)	3.57%	3.74%	4.16%	4.15%	4.03%

Revenue by Business
Retail Banking	$1,405	$1,469	$1,509	$1,547	$1,538	(1)%	9%	$2,879	$3,085	7%
Citi-Branded Cards	690	721	776	764	789	3%	14%	1,404	1,553	11%
Total	$2,095	$2,190	$2,285	$2,311	$2,327	1%	11%	$4,283	$4,638	8%

Net Credit Losses by Business
Retail Banking	$135	$160	$210	$207	$204	(1)%	51%	$278	$411	48%
Citi-Branded Cards	180	191	196	212	212	—	18%	370	424	15%
Total	$315	$351	$406	$419	$416	(1)%	32%	$648	$835	29%

Income (loss) from Continuing Operations by Business
Retail Banking	$238	$222	$233	$248	$211	(15)%	(11)%	$454	$459	1%
Citi-Branded Cards	97	152	151	132	160	21%	65%	256	292	14%
Total	$335	$374	$384	$380	$371	(2)%	11%	$710	$751	6%

FX Translation Impact:
Total Revenue - as Reported	$2,095	$2,190	$2,285	$2,311	$2,327	1%	11%	$4,283	$4,638	8%
Impact of FX Translation (2)	68	32	22	(27)	—			60	—
Total Revenues - Ex-FX (3)	$2,163	$2,222	$2,307	$2,284	$2,327	2%	8%	$4,343	$4,638	7%

Total Operating Expenses - as Reported	$1,230	$1,266	$1,459	$1,308	$1,307	—	6%	$2,461	$2,615	6%
Impact of FX Translation (2)	25	12	5	(18)	—			8	—
Total Operating Expenses - Ex-FX (3)	$1,255	$1,278	$1,464	$1,290	$1,307	1%	4%	$2,469	$2,615	6%

Provisions for LLR & PBC - as Reported	$441	$433	$484	$506	$553	9%	25%	$909	$1,059	17%
Impact of FX Translation (2)	12	6	4	(7)	—			5	—
Provisions for LLR & PBC - Ex-FX (3)	$453	$439	$488	$499	$553	11%	22%	$914	$1,059	16%

(1)   Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. See page 15 for the historically adjusted LATAM RCB amounts related to Brazil Credicard.

(2)   Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(3)   Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,200	2,200	2,181	2,139	2,136	0%	(3)%
Accounts (in millions)	31.9	32.1	31.8	31.8	32.2	1%	1%
Average Deposits	$44.0	$44.6	$45.4	$46.4	$45.7	(2)%	4%
Investment Sales	$9.3	$10.4	$9.9	$10.9	$11.5	6%	24%
Investment AUMs	$58.3	$64.8	$65.9	$70.9	$67.6	(5)%	16%
Average Loans	$25.2	$26.6	$27.7	$29.4	$29.9	2%	19%
EOP Loans:
Real Estate Lending	$4.9	$5.3	$5.4	$5.9	$5.7	(3)%	16%
Commercial Markets	11.6	12.3	12.8	13.5	13.3	(1)%	15%
Personal and Other	9.4	9.9	10.1	10.9	10.7	(2)%	14%
Total EOP Loans	$25.9	$27.5	$28.3	$30.3	$29.7	(2)%	15%

Net Interest Revenue (in millions) (1)	$943	$975	$990	$990	$978	(1)%	4%
As a % of Average Loans (1)	15.05%	14.58%	14.22%	13.66%	13.12%
Net Credit Losses (in millions)	$135	$160	$210	$207	$204	(1)%	51%
As a % of Average Loans	2.15%	2.39%	3.02%	2.86%	2.74%
Loans 90+ Days Past Due (in millions)	$285	$322	$323	$309	$318	3%	12%
As a % of EOP Loans	1.10%	1.17%	1.14%	1.02%	1.07%
Loans 30-89 Days Past Due (in millions)	$316	$412	$353	$427	$368	(14)%	16%
As a % of EOP Loans	1.22%	1.50%	1.25%	1.41%	1.24%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	13.0	13.0	12.9	12.9	9.3	(28)%	(28)%
Purchase Sales (in billions)	$7.8	$8.0	$9.0	$8.2	$8.6	5%	10%
Average Loans (in billions) (3)	$13.6	$13.9	$14.3	$14.7	$11.5	(22)%	(15)%
EOP Loans (in billions) (3)	$13.7	$14.2	$14.8	$14.9	$11.5	(23)%	(16)%
Average Yield (4)	22.34%	22.57%	22.12%	21.23%	21.85%

Net Interest Revenue (in millions) (5)	$531	$557	$576	$556	$602	8%	13%
As a % of Average Loans (5)	20.73%	20.71%	20.64%	19.61%	21.00%
Net Credit Losses (in millions)	$180	$191	$196	$212	$212	—	18%
As a % of Average Loans	7.03%	7.10%	7.02%	7.48%	7.39%
Net Credit Margin (in millions) (6)	$510	$530	$580	$552	$577	5%	13%
As a % of Average Loans (6)	19.91%	19.71%	20.79%	19.47%	20.12%
Loans 90+ Days Past Due (in millions)	$405	$401	$413	$418	$323	(23)%	(20)%
As a % of EOP Loans	2.96%	2.82%	2.79%	2.81%	2.81%
Loans 30-89 Days Past Due (in millions)	$428	$416	$432	$449	$335	(25)%	(22)%
As a % of EOP Loans	3.12%	2.93%	2.92%	3.01%	2.91%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2) Additional Historically Adjusted impact from the announced sale of Brazil Credicard

EOP Open Accounts (in millions) - As Disclosed	13.0	13.0	12.9	12.9	9.3	(28)%	(28)%
Impact of Announced Brazil Credicard Sale	(4.0)	(3.9)	(3.8)	(3.9)	—
EOP Open Accounts - Historically Adjusted	9.0	9.1	9.1	9.0	9.3	(3)%	(3)%

Average Loans - As Disclosed	$13.6	$13.9	$14.3	$14.7	$11.5	(22)%	(15)%
Impact of Announced Brazil Credicard Sale	(3.3)	(3.2)	(3.2)	(3.2)	—
Average Loans - Historically Adjusted	$10.3	$10.7	$11.1	$11.5	$11.5	—	12%

EOP Loans - As Disclosed	$13.7	$14.2	$14.8	$14.9	$11.5	(23)%	(16)%
Impact of Announced Brazil Credicard Sale	(3.2)	(3.2)	(3.4)	(3.1)	—
EOP Loans - Historically Adjusted	$10.5	$11.0	$11.4	$11.8	$11.5	(3)%	10%

Loans 90+ Days Past Due (in millions) - as disclosed	$405	$401	$413	$418	$323	(23)%	(20)%
Impact of Announced Brazil Credicard Sale	(126)	(122)	(111)	(102)	—
Loans 90+ Days Past Due - Historically Adjusted	$279	$279	$302	$316	$323	2%	16%
As a % of Historically Adjusted EOP Loans	2.66%	2.54%	2.65%	2.68%	2.81%

Loans 30-89 Days Past Due (in millions) - as disclosed	$428	$416	$432	$449	$335	(25)%	(22)%
Impact of Announced Brazil Credicard Sale	(131)	(116)	(113)	(126)	—
Loans 30-89 Days Past Due - Historically Adjusted	$297	$300	$319	$323	$335	4%	13%
As a % of Historically Adjusted EOP Loans	2.83%	2.73%	2.80%	2.74%	2.91%

Average Assets - As Disclosed on prior page	$78.0	$79.0	$82.0	$86.0	$80.0	(7)%	3%
Impact of Announced Brazil Credicard Sale	(3.9)	(3.8)	(3.8)	(3.8)	—
Average Assets - Historically Adjusted	$74.1	$75.2	$78.2	$82.2	$80.0	(3)%	8%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. See below for the historically adjusted impact of the announced Brazil Credicard sale.  June 30, 2013 balances already exclude Brazil Credicard amounts.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,286	$1,272	$1,268	$1,227	$1,190	(3)%	(7)%	$2,614	$2,417	(8)%
Non-Interest Revenue	666	711	727	733	778	6%	17%	1,336	1,511	13%
Total Revenues, Net of Interest Expense	1,952	1,983	1,995	1,960	1,968	—	1%	3,950	3,928	(1)%
Total Operating Expenses	1,164	1,206	1,246	1,128	1,107	(2)%	(5)%	2,314	2,235	(3)%
Net Credit Losses	199	217	235	206	180	(13)%	(10)%	389	386	(1)%
Credit Reserve Build / (Release)	(21)	(34)	20	3	19	NM	NM	(22)	22	NM
Provision for Unfunded Lending Commitments	—	—	—	14	10	(29)%	—	—	24	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	178	183	255	223	209	(6)%	17%	367	432	18%
Income from Continuing Operations before Taxes	610	594	494	609	652	7%	7%	1,269	1,261	(1)%
Income Taxes	161	144	98	192	220	15%	37%	319	412	29%
Income from Continuing Operations	449	450	396	417	432	4%	(4)%	950	849	(11)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$449	$450	$396	$417	$432	4%	(4)%	$950	$849	(11)%
Average Assets (in billions of dollars)	$124	$127	$129	$128	$129	1%	4%	$125	$129	3%
Return on Average Assets	1.46%	1.41%	1.22%	1.32%	1.34%			1.53%	1.33%
Efficiency Ratio	60%	61%	62%	58%	56%			59%	57%

Net Credit Losses as a % of Average Loans	0.92%	0.98%	1.04%	0.94%	0.82%

Revenue by Business
Retail Banking	$1,165	$1,196	$1,175	$1,200	$1,192	(1)%	2%	$2,395	$2,392	—
Citi-Branded Cards	787	787	820	760	776	2%	(1)%	1,555	1,536	(1)%
Total	$1,952	$1,983	$1,995	$1,960	$1,968	—	1%	$3,950	$3,928	(1)%

Net Credit Losses by Business
Retail Banking	$72	$81	$99	$67	$53	(21)%	(26)%	$137	$120	(12)%
Citi-Branded Cards	127	136	136	139	127	(9)%	—	252	266	6%
Total	$199	$217	$235	$206	$180	(13)%	(10)%	$389	$386	(1)%

Income from Continuing Operations by Business
Retail Banking	$242	$252	$189	$257	$238	(7)%	(2)%	$546	$495	(9)%
Citi-Branded Cards	207	198	207	160	194	21%	(6)%	404	354	(12)%
Total	$449	$450	$396	$417	$432	4%	(4)%	$950	$849	(11)%

FX Translation Impact:
Total Revenue - as Reported	$1,952	$1,983	$1,995	$1,960	$1,968	—	1%	$3,950	$3,928	(1)%
Impact of FX Translation (1)	(31)	(49)	(65)	(43)	—			(55)	—
Total Revenues - Ex-FX (2)	$1,921	$1,934	$1,930	$1,917	$1,968	3%	2%	$3,895	$3,928	1%

Total Operating Expenses - as Reported	$1,164	$1,206	$1,246	$1,128	$1,107	(2)%	(5)%	$2,314	$2,235	(3)%
Impact of FX Translation (1)	(32)	(42)	(48)	(25)	—			(56)	—
Total Operating Expenses - Ex-FX (2)	$1,132	$1,164	$1,198	$1,103	$1,107	—	(2)%	$2,258	$2,235	(1)%

Provisions for LLR & PBC - as Reported	$178	$183	$255	$223	$209	(6)%	17%	$367	$432	18%
Impact of FX Translation (1)	—	(6)	(11)	(9)	—			2	—
Provisions for LLR & PBC - Ex-FX (2)	$178	$177	$244	$214	$209	(2)%	17%	$369	$432	17%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	627	618	600	574	571	(1)%	(9)%
Accounts (in millions)	16.8	16.8	16.9	16.9	16.9	—	1%
Average Deposits	$109.7	$112.5	$110.1	$107.0	$102.3	(4)%	(7)%
Investment Sales	$7.0	$9.2	$9.0	$12.0	$11.3	(6)%	61%
Investment AUMs	$47.4	$49.8	$52.0	$54.3	$51.4	(5)%	8%
Average Loans	$67.5	$68.5	$69.7	$69.3	$68.8	(1)%	2%
EOP Loans:
Real Estate Lending	$35.5	$36.3	$36.6	$36.4	$35.6	(2)%	—
Commercial Markets	16.8	16.9	16.6	16.7	17.1	2%	2%
Personal and Other	15.3	16.1	16.5	16.3	15.8	(3)%	3%
Total EOP Loans	$67.6	$69.3	$69.7	$69.4	$68.5	(1)%	1%

Net Interest Revenue (in millions) (1)	$785	$771	$755	$729	$708	(3)%	(10)%
As a % of Average Loans (1)	4.68%	4.48%	4.31%	4.27%	4.13%
Net Credit Losses (in millions)	$72	$81	$99	$67	$53	(21)%	(26)%
As a % of Average Loans	0.43%	0.47%	0.57%	0.39%	0.31%
Loans 90+ Days Past Due (in millions)	$241	$219	$228	$229	$205	(10)%	(15)%
As a % of EOP Loans	0.36%	0.32%	0.33%	0.33%	0.30%
Loans 30-89 Days Past Due (in millions)	$440	$433	$459	$468	$432	(8)%	(2)%
As a % of EOP Loans	0.65%	0.62%	0.66%	0.67%	0.63%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.7	15.9	16.0	16.1	16.4	2%	4%
Purchase Sales (in billions)	$18.8	$19.1	$20.7	$19.3	$19.4	1%	3%
Average Loans (in billions) (2)	$19.5	$19.8	$19.9	$19.8	$19.0	(4)%	(3)%
EOP Loans (in billions) (2)	$19.6	$20.0	$20.4	$19.4	$18.9	(3)%	(4)%
Average Yield (3)	13.16%	12.89%	12.88%	12.69%	12.48%

Net Interest Revenue (in millions) (4)	$501	$501	$513	$498	$482	(3)%	(4)%
As a % of Average Loans (4)	10.33%	10.07%	10.26%	10.20%	10.18%
Net Credit Losses (in millions)	$127	$136	$136	$139	$127	(9)%	—
As a % of Average Loans	2.62%	2.73%	2.72%	2.85%	2.68%
Net Credit Margin (in millions) (5)	$660	$651	$684	$621	$649	5%	(2)%
As a % of Average Loans (5)	13.61%	13.08%	13.67%	12.72%	13.70%
Loans 90+ Days Past Due	$222	$220	$234	$232	$209	(10)%	(6)%
As a % of EOP Loans	1.13%	1.10%	1.15%	1.20%	1.11%
Loans 30-89 Days Past Due	$315	$334	$342	$325	$287	(12)%	(9)%
As a % of EOP Loans	1.61%	1.67%	1.68%	1.68%	1.52%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Commissions and Fees	$1,081	$1,011	$1,085	$1,179	$1,156	(2)%	7%	2,222	2,335	5%
Administration and Other Fiduciary Fees	742	663	689	694	696	—	(6)%	1,438	1,390	(3)%
Investment Banking	793	1,000	1,014	1,085	983	(9)%	24%	1,604	2,068	29%
Principal Transactions	1,434	731	49	2,415	2,407	—	68%	3,350	4,822	44%
Other	326	37	(41)	359	368	3%	13%	(79)	727	NM
Total Non-Interest Revenue	4,376	3,442	2,796	5,732	5,610	(2)%	28%	8,535	11,342	33%
Net Interest Revenue (including Dividends)	3,862	4,024	4,183	3,852	3,963	3%	3%	7,750	7,815	1%
Total Revenues, Net of Interest Expense	8,238	7,466	6,979	9,584	9,573	—	16%	16,285	19,157	18%
Total Operating Expenses	4,979	4,869	5,264	4,988	4,937	(1)%	(1)%	10,066	9,925	(1)%
Net Credit Losses	122	143	75	39	53	36%	(57)%	64	92	44%
Provision for Unfunded Lending Commitments	26	(26)	50	3	(19)	NM	NM	15	(16)	NM
Credit Reserve Build / (Release)	(13)	(149)	(41)	23	(64)	NM	NM	145	(41)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	135	(32)	84	65	(30)	NM	NM	224	35	(84)%
Income from Continuing Operations before Taxes	3,124	2,629	1,631	4,531	4,666	3%	49%	5,995	9,197	53%
Income Taxes	760	622	142	1,406	1,476	5%	94%	1,398	2,882	NM
Income from Continuing Operations	2,364	2,007	1,489	3,125	3,190	2%	35%	4,597	6,315	37%
Noncontrolling Interests	31	14	23	50	23	(54)%	(26)%	91	73	(20)%
Net Income	$2,333	$1,993	$1,466	$3,075	$3,167	3%	36%	$4,506	$6,242	39%
Average Assets (in billions of dollars)	$1,051	$1,047	$1,061	$1,070	$1,090	2%	4%	$1,035	$1,080	4%
Return on Average Assets	0.89%	0.76%	0.55%	1.17%	1.17%			0.88%	1.17%
Return on Average Assets (Excluding CVA/DVA) (1)	0.84%	0.95%	0.67%	1.24%	1.06%			1.02%	1.15%
Efficiency Ratio	60%	65%	75%	52%	52%			62%	52%

Revenue by Region
North America	$2,680	$2,152	$2,114	$3,596	$3,266	(9)%	22%	$4,761	$6,862	44%
EMEA	2,520	2,361	2,212	2,734	3,087	13%	23%	5,352	5,821	9%
Latin America	1,176	1,222	1,120	1,217	1,214	—	3%	2,341	2,431	4%
Asia	1,862	1,731	1,533	2,037	2,006	(2)%	8%	3,831	4,043	6%
Total	$8,238	$7,466	$6,979	$9,584	$9,573	—	16%	$16,285	$19,157	18%

Income from Continuing Operations by Region
North America	$671	$412	$320	$1,281	$1,010	(21)%	51%	$984	$2,291	NM
EMEA	682	616	432	668	1,016	52%	49%	1,496	1,684	13%
Latin America	490	506	397	476	529	11%	8%	988	1,005	2%
Asia	521	473	340	700	635	(9)%	22%	1,129	1,335	18%
Total	$2,364	$2,007	$1,489	$3,125	$3,190	2%	35%	$4,597	$6,315	37%

Average Loans by Region (in billions)
North America	$82	$90	89	$91	$96	5%	17%	$78	$93	19%
EMEA	52	54	53	53	56	6%	8%	52	55	6%
Latin America	34	34	37	38	37	(3)%	9%	34	38	12%
Asia	63	65	62	60	64	7%	2%	62	62	—
Total	$231	$243	$241	$242	$253	5%	10%	$226	$248	10%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the second quarter of 2012, third quarter of 2012, fourth quarter of 2012, first quarter of 2013 and second quarter of 2013 was $2,207 million, $2,492 million, $1,782 million, $3,267 million and $2,881 million, respectively.  See page 19 for the CVA/DVA for each period presented.  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,369	$2,539	$2,704	$2,437	$2,573	6%	9%	$4,708	$5,010	6%
Non-Interest Revenue	3,102	2,308	1,658	4,541	4,268	(6)%	38%	6,105	8,809	44%
Total Revenues, Net of Interest Expense	5,471	4,847	4,362	6,978	6,841	(2)%	25%	10,813	13,819	28%
Total Operating Expenses	3,568	3,479	3,668	3,564	3,495	(2)%	(2)%	7,269	7,059	(3)%
Net Credit Losses	97	56	75	35	37	6%	(62)%	37	72	95%
Provision for Unfunded Lending Commitments	26	(26)	50	3	(19)	NM	NM	9	(16)	NM
Credit Reserve Build / (Release)	(64)	(103)	(47)	34	(97)	NM	(52)%	71	(63)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	59	(73)	78	72	(79)	NM	NM	117	(7)	NM
Income from Continuing Operations before Taxes	1,844	1,441	616	3,342	3,425	2%	86%	3,427	6,767	97%
Income Taxes (Benefits)	369	256	(81)	987	1,043	6%	NM	616	2,030	NM
Income from Continuing Operations	1,475	1,185	697	2,355	2,382	1%	61%	2,811	4,737	69%
Noncontrolling Interests	26	11	18	44	18	(59)%	(31)%	82	62	(24)%
Net Income	$1,449	$1,174	$679	$2,311	$2,364	2%	63%	$2,729	$4,675	71%
Average Assets (in billions of dollars)	913	905	917	926	933	1%	2%	899	929	3%
Return on Average Assets	0.64%	0.52%	0.29%	1.01%	1.02%			0.61%	1.01%
Return on Average Assets (Excluding CVA/DVA) (1)	0.58%	0.74%	0.43%	1.10%	0.89%			0.77%	0.99%
Efficiency Ratio	65%	72%	84%	51%	51%			67%	51%

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$202	$196	$206	$204	$215	5%	6%	$313	$419	34%
Equity Underwriting	168	143	163	225	266	18%	58%	323	491	52%
Debt Underwriting	490	594	634	634	558	(12)%	14%	1,096	1,192	9%
Total Investment Banking	860	933	1,003	1,063	1,039	(2)%	21%	1,732	2,102	21%
Lending	571	167	119	309	424	37%	(26)%	583	733	26%
Equity Markets	561	522	465	826	942	14%	68%	1,477	1,768	20%
Fixed Income Markets	2,861	3,739	2,741	4,623	3,372	(27)%	18%	7,642	7,995	5%
Private Bank	591	609	596	629	645	3%	9%	1,189	1,274	7%
Other Securities and Banking	(171)	(324)	(52)	(162)	(43)	73%	75%	(632)	(205)	68%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	$5,273	$5,646	$4,872	$7,288	$6,379	(12)%	21%	$11,991	$13,667	14%

North America	$1,918	$1,880	$1,743	$3,071	$2,507	(18)%	31%	$3,990	$5,578	40%
EMEA	1,610	1,858	1,505	2,059	1,823	(11)%	13%	4,170	3,882	(7)%
Latin America	728	782	695	779	724	(7)%	(1)%	1,455	1,503	3%
Asia	1,017	1,126	929	1,379	1,325	(4)%	30%	2,376	2,704	14%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	5,273	5,646	4,872	7,288	6,379	(12)%	21%	11,991	13,667	14%

CVA/DVA {excluded as applicable in lines above}	198	(799)	(510)	(310)	462	NM	NM	(1,178)	152	NM
Total Revenues, Net of Interest Expense	$5,471	$4,847	$4,362	$6,978	$6,841	(2)%	25%	$10,813	$13,819	28%

Taxable-equivalent adjustments (3)	$341	$310	$314	$302	$301	—	(12)%	$668	$603	(10)%

Total Securities and Banking Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (2) (3)	$5,614	$5,956	$5,186	$7,590	$6,680	(12)%	19%	$12,659	$14,270	13%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 was $2,134 million, $1,323 million, $1,673 million, $995 million and $2,503 million, respectively.  For the CVA/DVA for each period presented, see above.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(3)         Predominantly due to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments (See page 32).

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,493	$1,485	$1,479	$1,415	$1,390	(2)%	(7)%	$3,042	$2,805	(8)%
Non-Interest Revenue	1,274	1,134	1,138	1,191	1,342	13%	5%	2,430	2,533	4%
Total Revenues, Net of Interest Expense	2,767	2,619	2,617	2,606	2,732	5%	(1)%	5,472	5,338	(2)%
Total Operating Expenses	1,411	1,390	1,596	1,424	1,442	1%	2%	2,797	2,866	2%
Net Credit Losses	25	87	—	4	16	NM	(36)%	27	20	(26)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	6	—	(100)%
Credit Reserve Build / (Release)	51	(46)	6	(11)	33	NM	(35)%	74	22	(70)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	76	41	6	(7)	49	NM	(36)%	107	42	(61)%
Income from Continuing Operations before Taxes	1,280	1,188	1,015	1,189	1,241	4%	(3)%	2,568	2,430	(5)%
Income Taxes	391	366	223	419	433	3%	11%	782	852	9%
Income from Continuing Operations	889	822	792	770	808	5%	(9)%	1,786	1,578	(12)%
Noncontrolling Interests	5	3	5	6	5	(17)%	—	9	11	22%
Net Income	$884	$819	$787	$764	$803	5%	(9)%	$1,777	$1,567	(12)%
Average Assets (in billions of dollars)	$138	$142	$144	$144	$157	9%	14%	$136	$151	11%
Return on Average Assets	2.58%	2.29%	2.17%	2.15%	2.05%			2.63%	2.09%
Efficiency Ratio	51%	53%	61%	55%	53%			51%	54%

Revenue Details
Treasury and Trade Solutions	$2,074	$1,953	$1,962	$1,922	$2,002	4%	(3)%	$4,091	$3,924	(4)%
Securities and Fund Services	693	666	655	684	730	7%	5%	1,381	1,414	2%
Total	$2,767	$2,619	$2,617	$2,606	$2,732	5%	(1)%	$5,472	$5,338	(2)%

Average Deposits and Other Customer
Liability Balances (in billions)
North America	$106	$107	$106	$100	$106	6%	—	$102	$102	—
EMEA	125	132	142	139	142	2%	14%	122	141	16%
Latin America	34	38	45	45	46	2%	35%	35	46	31%
Asia	131	138	135	131	130	(1)%	(1)%	128	131	2%
Total	$396	$415	$428	$415	$424	2%	7%	$387	$420	9%

EOP Assets Under Custody (in trillions of dollars)	$12.2	$12.8	$13.2	$13.5	$13.4	(1)%	10%

FX Translation Impact:
Total Revenue - as Reported	$2,767	$2,619	$2,617	$2,606	$2,732	5%	(1)%	$5,472	$5,338	(2)%
Impact of FX Translation (1)	(21)	(28)	(37)	(28)	—			(62)	—
Total Revenues - Ex-FX (2)	$2,746	$2,591	$2,580	$2,578	$2,732	6%	(1)%	$5,410	$5,338	(1)%

Total Expenses - as Reported	$1,411	$1,390	$1,596	$1,424	$1,442	1%	2%	$2,797	$2,866	2%
Impact of FX Translation (1)	(8)	(11)	(24)	(12)	—			(23)	—
Total Expenses - Ex-FX (2)	$1,403	$1,379	$1,572	$1,412	$1,442	2%	3%	$2,774	$2,866	3%

(1)      Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(2)      Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$(124)	$(197)	$(210)	$(146)	$(137)	6%	(10)%	$(169)	$(283)	(67)%
Non-Interest Revenue	(172)	198	104	139	240	73%	NM	344	379	10%
Total Revenues, Net of Interest Expense	(296)	1	(106)	(7)	103	NM	NM	175	96	(45)%
Total Operating Expenses	597	765	1,059	568	525	(8)%	(12)%	1,392	1,093	(21)%
Net Credit Losses	1	(1)	(1)	—	—	—	(100)%	2	—	(100)%
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	(1)	—	—	—	—	—	100%	(1)	—	100%
Provision for Unfunded Lending Commitments	—	—	1	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	(1)	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(893)	(763)	(1,165)	(575)	(422)	27%	53%	(1,217)	(997)	18%
Income Taxes	(446)	(687)	(317)	(253)	(34)	87%	92%	(439)	(287)	35%
Income from Continuing Operations	(447)	(76)	(848)	(322)	(388)	(20)%	13%	(778)	(710)	9%
Income (Loss) from Discontinued Operations, net of taxes (2)	7	8	(85)	(33)	30	NM	NM	19	(3)	NM
Noncontrolling Interests	9	8	5	30	6	(80)%	(33)%	72	36	(50)%
Net Income (Loss)	$(449)	$(76)	$(938)	$(385)	$(364)	5%	19%	$(831)	$(749)	10%
EOP Assets (in billions of dollars)	$285	$298	$243	$280	$290	4%	2%
Average Assets (in billions of dollars)	$281	$289	$283	$264	$270	2%	(4)%	$283	$267	(6)%

(1)         Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items Income (Loss) from Discontinued Operations.

(2)         See Footnote 3 on page 2.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$5,378	$5,604	$5,707	$5,549	$5,457	(2)%	1%	$10,730	$11,006	3%
Non-Interest Revenue	2,404	1,916	1,720	3,157	2,861	(9)%	19%	4,299	6,018	40%
Total Revenues, Net of Interest Expense	7,782	7,520	7,427	8,706	8,318	(4)%	7%	15,029	17,024	13%
Total Operating Expenses	4,447	4,318	4,667	4,347	4,257	(2)%	(4)%	8,789	8,604	(2)%
Net Credit Losses	1,564	1,370	1,269	1,271	1,207	(5)%	(23)%	3,111	2,478	(20)%
Credit Reserve Build / (Release)	(839)	(574)	(293)	(424)	(331)	22%	61%	(1,650)	(755)	54%
Provision Unfunded Lending Commitments	19	(15)	44	3	(19)	NM	NM	2	(16)	NM
Provision for Benefits & Claims	19	19	18	14	13	(7)%	(32)%	33	27	(18)%
Provision for Credit Losses and for Benefits and Claims	763	800	1,038	864	870	1%	14%	1,496	1,734	16%
Income from Continuing Operations before Taxes	2,572	2,402	1,722	3,495	3,191	(9)%	24%	4,744	6,686	41%
Income Taxes	727	713	422	1,101	1,057	(4)%	45%	1,289	2,158	67%
Income from Continuing Operations	1,845	1,689	1,300	2,394	2,134	(11)%	16%	3,455	4,528	31%
Noncontrolling Interests	10	(7)	9	17	(2)	NM	NM	42	15	(64)%
Net Income	$1,835	$1,696	$1,291	$2,377	$2,136	(10)%	16%	$3,413	$4,513	32%
Average Assets (in billions of dollars)	$616	$629	$635	$633	$638	—	4%	$606	$636	5%
Return on Average Assets	1.20%	1.07%	0.81%	1.52%	1.34%			1.13%	1.43%
Efficiency Ratio	57%	57%	63%	50%	51%			58%	51%

Revenue by Business
Retail Banking	$1,650	$1,740	$1,667	$1,573	$1,591	1%	(4)%	$3,279	$3,164	(4)%
Citi-Branded Cards	1,988	2,087	2,113	2,026	1,978	(2)%	(1)%	4,034	4,004	(1)%
Citi Retail Services	1,464	1,541	1,533	1,511	1,483	(2)%	1%	2,955	2,994	1%
Global Consumer Banking	5,102	5,368	5,313	5,110	5,052	(1)%	(1)%	10,268	10,162	(1)%
Securities and Banking	2,017	1,533	1,481	2,970	2,599	(12)%	29%	3,459	5,569	61%
Transaction Services	663	619	633	626	667	7%	1%	1,302	1,293	(1)%
Total	$7,782	$7,520	$7,427	$8,706	$8,318	(4)%	7%	$15,029	$17,024	13%

CVA/DVA {included as applicable in businesses above}	99	(346)	(262)	(102)	92	NM	(7)%	(530)	(10)	98%
Total Revenues - Excluding CVA/DVA (2)	$7,683	$7,866	$7,689	$8,808	$8,226	(7)%	7%	$15,559	$17,034	9%

Income (loss) from Continuing Operations by Business
Retail Banking	$337	$342	$231	$229	$274	20%	(19)%	$671	$503	(25)%
Citi-Branded Cards	413	555	460	448	457	2%	11%	1,005	905	(10)%
Citi Retail Services	424	380	289	436	393	(10)%	(7)%	795	829	4%
Global Consumer Banking	1,174	1,277	980	1,113	1,124	1%	(4)%	2,471	2,237	(9)%
Securities and Banking	549	292	222	1,152	849	(26)%	55%	736	2,001	NM
Transaction Services	122	120	98	129	161	25%	32%	248	290	17%
Total	$1,845	$1,689	$1,300	$2,394	$2,134	(11)%	16%	$3,455	$4,528	31%

(1)    Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,184	$1,261	$1,310	$1,166	$1,214	4%	3%	$2,484	$2,380	(4)%
Non-Interest Revenue	1,694	1,474	1,286	1,936	2,237	16%	32%	3,595	4,173	16%
Total Revenues, Net of Interest Expense	2,878	2,735	2,596	3,102	3,451	11%	20%	6,079	6,553	8%
Total Operating Expenses	1,893	1,882	2,127	1,953	1,916	(2)%	1%	3,857	3,869	—
Net Credit Losses	20	48	71	41	25	(39)%	25%	72	66	(8)%
Credit Reserve Build / (Release)	(38)	(47)	92	79	(64)	NM	(68)%	37	15	(59)%
Provision Unfunded Lending Commitments	7	(10)	6	1	(1)	NM	NM	12	—	(100)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(11)	(9)	169	121	(40)	NM	NM	121	81	(33)%
Income from Continuing Operations before Taxes	996	862	300	1,028	1,575	53%	58%	2,101	2,603	24%
Income Taxes	301	240	(89)	353	531	50%	76%	605	884	46%
Income from Continuing Operations	695	622	389	675	1,044	55%	50%	1,496	1,719	15%
Noncontrolling Interests	22	23	16	36	30	(17)%	36%	50	66	32%
Net Income	$673	$599	$373	$639	$1,014	59%	51%	$1,446	$1,653	14%
Average Assets (in billions of dollars)	$299	$282	$293	$302	$312	3%	4%	$298	$307	3%
Return on Average Assets	0.91%	0.85%	0.51%	0.86%	1.30%			0.98%	1.09%
Efficiency Ratio	66%	69%	82%	63%	56%			63%	59%

Revenue by Business
Retail Banking	$210	$220	$227	$215	$214	—	2%	$426	$429	1%
Citi-Branded Cards	148	154	157	153	150	(2)%	1%	301	303	1%
Regional Consumer Banking	358	374	384	368	364	(1)%	2%	727	732	1%
Securities and Banking	1,612	1,517	1,349	1,873	2,166	16%	34%	3,571	4,039	13%
Transaction Services	908	844	863	861	921	7%	1%	1,781	1,782	—
Total	$2,878	$2,735	$2,596	$3,102	$3,451	11%	20%	$6,079	$6,553	8%

CVA/DVA {included as applicable in businesses above}	2	(342)	(156)	(185)	342	NM	NM	(599)	157	NM
Total Revenues - Excluding CVA/DVA (2)	$2,876	$3,077	$2,752	$3,287	$3,109	(5)%	8%	$6,678	$6,396	(4)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$(14)	$(43)	$(8)	$—	100%	100%	$(35)	$(8)	77%
Citi-Branded Cards	22	20	—	15	28	87%	27%	35	43	23%
Regional Consumer Banking	13	6	(43)	7	28	NM	NM	$—	$35	—
Securities and Banking	365	348	133	445	787	77%	NM	879	1,232	40%
Transaction Services	317	268	299	223	229	3%	(28)%	617	452	(27)%
Total	$695	$622	$389	$675	$1,044	55%	50%	$1,496	$1,719	15%

(1)    Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,148	$2,226	$2,316	$2,250	$2,359	5%	10%	$4,326	$4,609	7%
Non-Interest Revenue	1,123	1,186	1,089	1,278	1,182	(8)%	5%	2,298	2,460	7%
Total Revenues, Net of Interest Expense	3,271	3,412	3,405	3,528	3,541	—	8%	6,624	7,069	7%
Total Operating Expenses	1,645	1,694	1,984	1,789	1,787	—	9%	3,307	3,576	8%
Net Credit Losses	347	356	427	424	423	—	22%	680	847	25%
Credit Reserve Build / (Release)	80	60	35	57	49	(14)%	(39)%	165	106	(36)%
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	31	46	46	49	33	(33)%	6%	75	82	9%
Provision for Credit Losses and for Benefits and Claims	458	462	508	530	505	(5)%	10%	920	1,035	13%
Income from Continuing Operations before Taxes	1,168	1,256	913	1,209	1,249	3%	7%	2,397	2,458	3%
Income Taxes	343	376	132	353	349	(1)%	2%	699	702	—
Income from Continuing Operations	825	880	781	856	900	5%	9%	1,698	1,756	3%
Noncontrolling Interests	(3)	—	(3)	1	—	(100)%	100%	(3)	1	NM
Net Income	$828	$880	$784	$855	$900	5%	9%	$1,701	$1,755	3%
Average Assets (in billions of dollars)	$165	$169	$175	$184	$180	(2)%	9%	$166	$182	10%
Return on Average Assets	2.07%	2.12%	1.82%	1.92%	2.01%			2.11%	1.97%
Efficiency Ratio	50%	50%	58%	51%	50%			50%	51%

Revenue by Business
Retail Banking	$1,405	$1,469	$1,509	$1,547	$1,538	(1)%	9%	$2,879	$3,085	7%
Citi-Branded Cards	690	721	776	764	789	3%	14%	1,404	1,553	11%
Regional Consumer Banking	2,095	2,190	2,285	2,311	2,327	1%	11%	$4,283	$4,638	8%
Securities and Banking	730	780	680	770	747	(3)%	2%	1,453	1,517	4%
Transaction Services	446	442	440	447	467	4%	5%	888	914	3%
Total	$3,271	$3,412	$3,405	$3,528	$3,541	—	8%	$6,624	$7,069	7%

CVA/DVA {included as applicable in businesses above}	2	(3)	(15)	(9)	23	NM	NM	(3)	14	NM
Total Revenues - Excluding CVA/DVA (2)	$3,269	$3,415	$3,420	$3,537	$3,518	(1)%	8%	$6,627	$7,055	6%

Income from Continuing Operations by Business
Retail Banking	$238	$222	$233	$248	$211	(15)%	(11)%	$454	$459	1%
Citi-Branded Cards	97	152	151	132	160	21%	65%	256	292	14%
Regional Consumer Banking	335	374	384	380	371	(2)%	11%	$710	$751	6%
Securities and Banking	309	352	264	312	350	12%	13%	633	662	5%
Transaction Services	181	154	133	164	179	9%	(1)%	355	343	(3)%
Total	$825	$880	$781	$856	$900	5%	9%	$1,698	$1,756	3%

(1) Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,162	$2,137	$2,158	$2,058	$2,005	(3)%	(7)%	$4,384	$4,063	(7)%
Non-Interest Revenue	1,652	1,577	1,370	1,939	1,969	2%	19%	3,397	3,908	15%
Total Revenues, Net of Interest Expense	3,814	3,714	3,528	3,997	3,974	(1)%	4%	7,781	7,971	2%
Total Operating Expenses	2,177	2,246	2,268	2,108	2,108	—	(3)%	4,376	4,216	(4)%
Net Credit Losses	230	317	247	212	183	(14)%	(20)%	421	395	(6)%
Credit Reserve Build / (Release)	31	(103)	(27)	(29)	45	NM	45%	84	16	(81)%
Provision for Unfunded Lending Commitments	—	—	—	14	10	(29)%	—	—	24	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	261	214	220	197	238	21%	(9)%	505	435	(14)%
Income from Continuing Operations before Taxes	1,376	1,254	1,040	1,692	1,628	(4)%	18%	2,900	3,320	14%
Income Taxes	406	331	304	575	561	(2)%	38%	821	1,136	38%
Income from Continuing Operations	970	923	736	1,117	1,067	(4)%	10%	2,079	2,184	5%
Noncontrolling Interests	1	1	1	1	1	—	—	2	2	—
Net Income	$969	$922	$735	$1,116	$1,066	(4)%	10%	$2,077	$2,182	5%
Average Assets (in billions of dollars)	$353	$356	$353	$351	$351	—	(1)%	$350	$351	—
Return on Average Assets	1.10%	1.03%	0.83%	1.29%	1.22%			1.19%	1.25%
Efficiency Ratio	57%	60%	64%	53%	53%			56%	53%

Revenue by Business
Retail Banking	$1,165	$1,196	$1,175	$1,200	$1,192	(1)%	2%	$2,395	$2,392	—
Citi-Branded Cards	787	787	820	760	776	2%	(1)%	1,555	1,536	(1)%
Regional Consumer Banking	1,952	1,983	1,995	1,960	1,968	—	1%	3,950	3,928	(1)%
Securities and Banking	1,112	1,017	852	1,365	1,329	(3)%	20%	2,330	2,694	16%
Transaction Services	750	714	681	672	677	1%	(10)%	1,501	1,349	(10)%
Total	$3,814	$3,714	$3,528	$3,997	$3,974	(1)%	4%	$7,781	$7,971	2%

CVA/DVA {included as applicable in businesses above}	95	(108)	(77)	(14)	5	NM	(95)%	(46)	(9)	80%
Total Revenues - Excluding CVA/DVA (2)	$3,719	$3,822	$3,605	$4,011	$3,969	(1)%	7%	$7,827	$7,980	2%

Income from Continuing Operations by Business
Retail Banking	$242	$252	$189	$257	$238	(7)%	(2)%	$546	$495	(9)%
Citi-Branded Cards	207	198	207	160	194	21%	(6)%	404	354	(12)%
Regional Consumer Banking	449	450	396	417	432	4%	(4)%	950	849	(11)%
Securities and Banking	252	193	78	446	396	(11)%	57%	563	842	50%
Transaction Services	269	280	262	254	239	(6)%	(11)%	566	493	(13)%
Total	$970	$923	$736	$1,117	$1,067	(4)%	10%	$2,079	$2,184	5%

(1)  Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)
Revenues
Net interest revenue	$595	$680	$635	$753	$784	4%	32%	$1,304	$1,537	18%
Non-interest revenue	343	(4,359)	432	148	308	NM	(10)%	516	456	(12)%
Total revenues, net of interest expense	938	(3,679)	1,067	901	1,092	21%	16%	1,820	1,993	10%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	1,329	1,807	972	930	770	(17)%	(42)%	3,063	1,700	(44)%
Credit Reserve Build / (Release) (1) (2)	(250)	(797)	46	(347)	(480)	(38)%	(92)%	(800)	(827)	(3)%
Provision for loan losses	1,079	1,010	1,018	583	290	(50)%	(73)%	2,263	873	(61)%
Provision for Benefits & Claims	165	160	155	168	154	(8)%	(7)%	336	322	(4)%
Provision for unfunded lending commitments	(19)	(16)	5	(4)	7	NM	NM	(45)	3	NM
Total provisions for credit losses and for benefits and claims	1,225	1,154	1,178	747	451	(40)%	(63)%	2,554	1,198	(53)%

Total operating expenses	1,235	1,187	1,604	1,502	1,547	3%	25%	2,452	3,049	24%

Income (Loss) from Continuing Operations before Income Taxes	(1,522)	(6,020)	(1,715)	(1,348)	(906)	33%	40%	(3,186)	(2,254)	29%
Provision (benefits) for income taxes	(613)	(2,467)	(666)	(559)	(337)	40%	45%	(1,260)	(896)	29%

Income (Loss) from Continuing Operations	(909)	(3,553)	(1,049)	(789)	(569)	28%	37%	(1,926)	(1,358)

Noncontrolling Interests	1	—	—	5	1	(80)%	—	3	6	100%
Citi Holding’s Net Income (Loss)	$(910)	$(3,553)	$(1,049)	$(794)	$(570)	28%	37%	$(1,929)	$(1,364)	29%

Balance Sheet Data (in billions):

Total Average Assets	$202	$184	$166	$153	$144	(6)%	(29)%	$213	$149	(30)%

Total EOP Assets	$191	$171	$156	$149	$131	(12)%	(31)%	$191	$131	(31)%

Total EOP Loans	$128	$122	$116	$108	$100	(7)%	(22)%	$128	$100	(22)%

Total EOP Deposits	$63	$67	$68	$66	$65	(2)%	3%	$63	$65	3%

(1)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(2)

The second quarter of 2012, third quarter of 2012, fourth quarter of 2012, first quarter of 2013 and second quarter of 2013 includes $73 million, $32 million, $100 million, $148 million and $124 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$(122)	$(117)	$(103)	$(84)	$(87)	(4)%	29%	$(253)	$(171)	32%
Non-Interest Revenue	209	(4,687)	167	67	67	—	(68)%	292	134	(54)%
Total Revenues, Net of Interest Expense (1)	87	(4,804)	64	(17)	(20)	(18)%	NM	39	(37)	NM
Total Operating Expenses	126	85	95	105	63	(40)%	(50)%	283	168	(41)%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	(1)	—	100%
Income (loss) from Continuing Operations before Taxes	(39)	(4,889)	(31)	(122)	(83)	32%	NM	(243)	(205)	16%
Income Taxes (benefits)	(15)	(1,871)	(19)	(43)	(30)	30%	(100)%	(82)	(73)	11%
Income (loss) from Continuing Operations	(24)	(3,018)	(12)	(79)	(53)	33%	NM	(161)	(132)	18%
Noncontrolling Interests	1	1	—	5	1	(80)%	—	2	6	NM
Net Income (Loss)	$(25)	$(3,019)	$(12)	$(84)	$(54)	36%	NM	$(163)	$(138)	15%

EOP Assets (in billions of dollars)	$22	$9	$9	$9	$1	(89)%	(95)%	$22	$1	(95)%

EOP Deposits (in billions of dollars)	$55	$58	$59	$57	$57	(1)%	4%	$55	$57	4%

(1)

Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV). Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INCOME STATEMENT AND BALANCE SHEET DATA LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$782	$840	$784	$840	$869	3%	11%	$1,711	$1,709	—
Non-Interest Revenue	150	264	221	216	186	(14)%	24%	545	402	(26)%
Total Revenues, Net of Interest Expense	932	1,104	1,005	1,056	1,055	—	13%	2,256	2,111	(6)%
Total Operating Expenses	1,043	983	1,431	825	806	(2)%	(23)%	2,040	1,631	(20)%
Net Credit Losses (1)	1,289	1,824	1,005	920	775	(16)%	(40)%	3,041	1,695	(44)%
Credit Reserve Build / (Release) (1) (2)	(186)	(760)	56	(325)	(475)	(46)%	NM	(706)	(800)	(13)%
Provision for Benefits & Claims	165	160	155	168	154	(8)%	(7)%	336	322	(4)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	1,268	1,224	1,216	763	454	(40)%	(64)%	2,671	1,217	(54)%
Income (loss) from Continuing Operations before Taxes	(1,379)	(1,103)	(1,642)	(532)	(205)	61%	85%	(2,455)	(737)	70%
Income Taxes (benefits)	(560)	(411)	(598)	(239)	(71)	70%	87%	(1,003)	(310)	69%
Income (loss) from Continuing Operations	(819)	(692)	(1,044)	(293)	(134)	54%	84%	(1,452)	(427)	71%
Noncontrolling Interests	—	(1)	—	—	—	—	—	1	—	(100)%
Net Income (Loss)	$(819)	$(691)	$(1,044)	$(293)	$(134)	54%	84%	$(1,453)	$(427)	71%
Average Assets (in billions of dollars)	$143	$136	$131	$124	$118	(5)%	(17)%	$150	$121	(19)%
EOP Assets (in billions of dollars)	$137	$134	$126	$122	$115	(6)%	(16)%	$137	$115

Net Credit Losses as a % of Average Loans	4.09%	5.96%	3.45%	3.37%	2.98%			4.71%	3.18%

Revenue by Business
International	$160	$147	$111	$105	$154	47%	(4)%	$521	$259	(50)%
North America	772	957	894	951	901	(5)%	17%	1,735	1,852	7%
Total Revenues	$932	$1,104	$1,005	$1,056	$1,055	—	13%	$2,256	$2,111	(6)%

Net Credit Losses by Business
International	$154	$121	$90	$85	$51	(40)%	(67)%	$325	$136	(58)%
North America	1,135	1,703	915	835	724	(13)%	(36)%	2,716	1,559	(43)%
Total Net Credit Losses	$1,289	$1,824	$1,005	$920	$775	(16)%	(40)%	$3,041	$1,695	(44)%

Income (Loss) from Continuing Operations by Business
International	$(94)	$(99)	$(150)	$(100)	$(46)	54%	51%	$(18)	$(146)	NM
North America	(725)	(593)	(894)	(193)	(88)	54%	88%	(1,434)	(281)	80%
Total Income (Loss) from Continuing Operations	$(819)	$(692)	$(1,044)	$(293)	$(134)	54%	84%	$(1,452)	$(427)	71%

(1)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(2)

The second quarter of 2012, third quarter of 2012, fourth quarter of 2012, first quarter of 2013 and second quarter of 2013 includes $73 million, $32 million, $100 million, $148 million and $124 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INCOME STATEMENT AND BALANCE SHEET DATA LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

International Key Indicators

Branches (actual)	357	357	90	90	83	(8)%	(77)%

Average Loans (in billions) (1)	$9.6	$9.0	$8.2	$7.3	$6.4	(12)%	(33)%
						—	—
EOP Loans (1):
Real Estate Lending	$4.5	$4.5	$4.2	$3.7	$3.4	(8)%	(24)%
Cards	2.6	2.6	2.5	2.3	2.4	4%	(8)%
Commercial Markets	0.5	0.4	0.1	0.1	—	—	(100)%
Personal and Other	1.7	1.3	0.8	0.5	0.4	(20)%	(76)%
EOP Loans (in billions of dollars)	$9.3	$8.8	$7.6	$6.6	$6.2	(6)%	(33)%
Net Interest Revenue	$121	$138	$94	$83	$123	48%	2%
As a % of Average Loans	5.07%	6.10%	4.56%	4.61%	7.71%
Net Credit Losses	$154	$121	$90	$85	$51	(40)%	(67)%
As a % of Average Loans	6.45%	5.35%	4.37%	4.72%	3.20%
Loans 90+ Days Past Due	$363	$366	$345	$269	$242	(10)%	(33)%
As a % of EOP Loans	3.90%	4.16%	4.54%	4.08%	3.90%
Loans 30-89 Days Past Due	$453	$436	$393	$286	$255	(11)%	(44)%
As a % of EOP Loans	4.87%	4.95%	5.17%	4.33%	4.11%

North America Key Indicators (1)

Branches (actual)	1,592	1,582	1,564	1,501	1,493	(1)%	(6)%

Average Loans (in billions of dollars)	$117.1	$112.7	$107.7	$103.4	$97.8	(5)%	(16)%

EOP Loans (in billions of dollars)	$114.6	$109.1	$105.1	$98.3	$91.7	(7)%	(20)%
Net Interest Revenue	$661	$702	$690	$757	$746	(1)%	13%
As a % of Average Loans	2.27%	2.48%	2.55%	2.97%	3.06%
Net Credit Losses	$1,135	$1,703	$915	$835	$724	(13)%	(36)%
As a % of Average Loans	3.90%	6.01%	3.38%	3.28%	2.97%
Loans 90+ Days Past Due (2)	$4,991	$4,608	$4,266	$3,409	$2,965	(13)%	(41)%
As a % of EOP Loans	4.71%	4.58%	4.41%	3.78%	3.53%
Loans 30-89 Days Past Due (2)	$4,161	$4,317	$3,835	$3,121	$2,896	(7)%	(30)%
As a % of EOP Loans	3.93%	4.29%	3.96%	3.46%	3.45%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	See Footnote 1 on page 30.

Reclassified to conform to the current period’s presentation.

INCOME STATEMENT AND BALANCE SHEET DATA LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$64.2	$62.0	$59.2	$56.8	$53.7	(5)%	(16)%
Home Equity	37.9	36.6	34.9	33.5	32.0	(4)%	(16)%
Average Loans (in billions of dollars)	$102.1	$98.6	$94.1	$90.3	$85.7	(5)%	(16)%

Residential First	$62.6	$59.9	$57.7	$53.5	$48.6	(9)%	(22)%
Home Equity	37.2	35.4	34.1	32.6	31.2	(4)%	(16)%
EOP Loans (in billions of dollars)	$99.8	$95.3	$91.8	$86.1	$79.8	(7)%	(20)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$168.4	$155.1	$142.9	$128.8	$116.7	(9)%	(31)%
Net Servicing & Gain/(Loss) on Sale	$(124.2)	$81.3	$77.6	$78.8	$98.7	25%	NM
Net Interest Revenue on Loans	$280	$305	$283	$320	$295	(8)%	5%
As a % of Avg. Loans	1.10%	1.23%	1.20%	1.44%	1.38%

Residential First	$426	$622	$367	$318	$279	(12)%	(35)%
Home Equity	448	863	355	312	274	(12)%	(39)%
Net Credit Losses	$874	$1,485	$722	$630	$553	(12)%	(37)%
As a % of Avg. Loans	3.44%	5.99%	3.05%	2.83%	2.59%

Residential First	$3,774	$3,439	$3,114	$2,436	$2,079	(15)%	(45)%
Home Equity	863	833	822	722	678	(6)%	(21)%
Loans 90+ Days Past Due (1) (2)	$4,637	$4,272	$3,936	$3,158	$2,757	(13)%	(41)%
As a % of EOP Loans	5.08%	4.92%	4.71%	4.05%	3.83%

Residential First	$3,134	$3,326	$2,911	$2,411	$2,212	(8)%	(29)%
Home Equity	725	689	630	517	483	(7)%	(33)%
Loans 30-89 Days Past Due (1) (2)	$3,859	$4,015	$3,541	$2,928	$2,695	(8)%	(30)%
As a % of EOP Loans	4.23%	4.62%	4.24%	3.76%	3.74%

Personal Loans
Average Loans (in billions of dollars)	$10.3	$10.2	$10.0	$9.7	$9.0	(7)%	(13)%
EOP Loans (in billions of dollars)	$10.2	$10.1	$10.0	$9.0	$9.0	—	(12)%
Net Interest Revenue on Loans	$488	$499	$500	$511	$520	2%	7%
As a % of Avg. Loans	19.06%	19.46%	19.89%	21.36%	23.17%
Net Credit Losses	$208	$183	$172	$186	$157	(16)%	(25)%
As a % of Avg. Loans	8.12%	7.14%	6.84%	7.78%	7.00%
Loans 90+ Days Past Due	$266	$283	$290	$218	$181	(17)%	(32)%
As a % of EOP Loans	2.61%	2.80%	2.90%	2.42%	2.01%
Loans 30-89 Days Past Due	$200	$206	$204	$125	$139	11%	(31)%
As a % of EOP Loans	1.96%	2.04%	2.04%	1.39%	1.54%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.
The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.3 billion and ($7.4 billion), $4.1 billion and ($7.2 billion), $4.0 billion and ($7.1 billion), $3.7 billion and ($7.0 billion) and $3.5 billion and ($6.8 billion), as of June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.3 billion and ($7.4 billion), $1.3 billion and ($7.2 billion), $1.2 billion and ($7.1 billion), $1.1 billion and ($7.0 billion) and $1.2 billion and ($6.8 billion) as of June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively.

(2)         The June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.0 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Net Interest Revenue	$(65)	$(43)	$(46)	$(3)	$2	NM	NM	$(154)	$(1)	99%
Non-Interest Revenue	(16)	64	44	(135)	55	NM	NM	(321)	(80)	75%
Total Revenues, Net of Interest Expense	(81)	21	(2)	(138)	57	NM	NM	(475)	(81)	83%
Total Operating Expenses	66	119	78	572	678	19%	NM	129	1,250	NM
Net Credit Losses	40	(17)	(33)	10	(5)	NM	NM	22	5	(77)%
Credit Reserve Build / (Release)	(64)	(37)	(10)	(22)	(5)	77%	92%	(93)	(27)	71%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(19)	(16)	5	(4)	7	NM	NM	(45)	3	NM
Provision for Loan Losses and for Benefits and Claims	(43)	(70)	(38)	(16)	(3)	81%	93%	(116)	(19)	84%
Income from Continuing Operations before Taxes	(104)	(28)	(42)	(694)	(618)	11%	NM	(488)	(1,312)	NM
Income Taxes	(38)	(185)	(49)	(277)	(236)	15%	NM	(175)	(513)	NM
Income from Continuing Operations	(66)	157	7	(417)	(382)	8%	NM	(313)	(799)	NM
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$(66)	$157	$7	$(417)	$(382)	8%	NM	$(313)	$(799)	NM

EOP Assets (in billions of dollars)	$32	$28	$21	$18	$15	(17)%	(53)%	$32	$15	(53)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2012	2013	2013(5)	2012	2013	2013(5)	2012		2013		2013(5)
Assets:
Deposits with Banks	$160,735	$123,784	$130,920	$329	$256	$252	0.82%		0.84%		0.77%
Fed Funds Sold and Resale Agreements (6)	286,048	272,188	275,625	902	688	702	1.27%		1.03%		1.02%
Trading Account Assets (7)	251,399	265,175	263,010	1,741	1,666	1,703	2.79%		2.55%		2.60%
Investments	293,810	308,190	307,441	1,934	1,890	1,786	2.65%		2.49%		2.33%
Total Loans (net of Unearned Income) (8)	642,955	643,063	642,370	11,787	11,428	11,309	7.37%		7.21%		7.06%
Other Interest-Earning Assets	43,420	42,229	46,606	132	159	230	1.22%		1.53%		1.98%
Total Average Interest-Earning Assets	$1,678,367	$1,654,629	$1,665,972	$16,825	$16,087	$15,982	4.03%		3.94%		3.85%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$715,718	$735,211	$738,610	$1,636	$1,377	$1,294	0.92%		0.76%		0.70%
Deposit Insurance and FDIC Assessment	—	—	—	297	299	289
Total Deposits	715,718	735,211	738,610	1,933	1,676	1,583	1.09%		0.92%		0.86%
Fed Funds Purchased and Repurchase Agreements (6)	224,787	233,292	243,131	753	609	630	1.35%		1.06%		1.04%
Trading Account Liabilities (7)	82,413	71,793	81,883	52	42	43	0.25%		0.24%		0.21%
Short-Term Borrowings	112,013	108,705	111,833	183	163	148	0.66%		0.61%		0.53%
Long-Term Debt (9)	275,301	215,739	205,180	2,422	1,840	1,754	3.54%		3.46%		3.43%
Total Average Interest-Bearing Liabilities	$1,410,232	$1,364,740	$1,380,637	$5,343	$4,330	$4,158	1.52%		1.29%		1.21%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,410,232	$1,364,740	$1,380,637	$5,046	$4,031	$3,869	1.44%		1.20%		1.12%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,482	$11,757	$11,824	2.75%		2.88%		2.85%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,779	$12,056	$12,113	2.82%		2.95%		2.92%

2Q13 Increase (Decrease) From							10	bps	(3	)bps

2Q13 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							10	bps	(3	)bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $139 million for the second quarter of 2012, $127 million for the first quarter of 2013 and $142 million for the second quarter of 2013.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Citicorp Deposits by Business

Global Consumer Banking
North America	$153.2	$156.9	$165.2	$166.8	$165.9	(1)%	8%
EMEA	12.6	12.9	13.2	13.1	12.9	(2)%	2%
Latin America	45.8	47.3	48.6	49.1	46.6	(5)%	2%
Asia	112.5	113.1	110.0	106.8	101.2	(5)%	(10)%
Total	$324.1	$330.2	$337.0	$335.8	$326.6	(3)%	1%

ICG
Securities and Banking	$121.5	$119.4	$114.4	$111.9	$105.8	(5)%	(13)%
Transaction Services	399.3	425.5	408.7	411.6	426.1	4%	7%
Total	$520.8	$544.9	$523.1	$523.5	$531.9	2%	2%

Corporate/Other	$6.7	$2.7	$2.5	$8.8	$15.2	73%	NM

Total Citicorp	$851.6	$877.8	$862.6	$868.1	$873.7	1%	3%

Citi Holdings Deposits

Brokerage and Asset Management	$54.7	$58.1	$59.3	$57.4	$57.1	(1)%	4%
Local Consumer Lending	8.0	8.7	8.7	8.3	7.6	(8)%	(5)%
Total Citi Holdings	$62.7	$66.8	$68.0	$65.7	$64.7	(2)%	3%

Total Citigroup Deposits - EOP	$914.3	$944.6	$930.6	$933.8	$938.4	—	3%

Total Citigroup Deposits - Average	$893.4	$921.2	$928.9	$920.4	$924.5	—	3%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$914.3	$944.6	$930.6	$933.8	$938.4	—	3%
Impact of FX Translation (1)	(7.8)	(16.5)	(16.0)	(9.4)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$906.5	$928.1	$914.6	$924.4	$938.4	2%	4%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Citicorp:
Global Consumer Banking

North America
Credit Cards	$109.3	$108.8	$111.5	$104.6	$105.3	1%	(4)%
Retail Banking	40.9	41.5	42.7	43.1	41.7	(3)%	2%
Total	$150.2	$150.3	$154.2	$147.7	$147.0	—	(2)%

EMEA
Credit Cards	$2.8	$2.9	$2.9	$2.8	$2.8	—	—
Retail Banking	4.6	4.9	5.1	5.2	5.3	2%	15%
Total	$7.4	$7.8	$8.0	$8.0	$8.1	1%	9%

Latin America
Credit Cards	$13.7	$14.2	$14.8	$14.9	$11.5	(23)%	(16)%
Retail Banking	25.9	27.5	28.3	30.3	29.7	(2)%	15%
Total	$39.6	$41.7	$43.1	$45.2	$41.2	(9)%	4%

Asia
Credit Cards	$19.6	$20.0	$20.4	$19.4	$18.9	(3)%	(4)%
Retail Banking	67.6	69.3	69.7	69.4	68.5	(1)%	1%
Total	$87.2	$89.3	$90.1	$88.8	$87.4	(2)%	0%

Total Consumer Loans
Credit Cards	$145.4	$145.9	$149.6	$141.7	$138.5	(2)%	(5)%
Retail Banking	139.0	143.2	145.8	148.0	145.2	(2)%	4%
Total Consumer	$284.4	$289.1	$295.4	$289.7	$283.7	(2)%	0%

Total Corporate Loans
Securities and Banking	$166.6	$172.0	$168.7	$171.8	$169.1	(2)%	2%
Transaction Services	76.1	75.5	75.6	77.2	90.8	18%	19%
Total Corporate Loans	$242.7	$247.5	$244.3	$249.0	$259.9	4%	7%

Total Citicorp	$527.1	$536.6	$539.7	$538.7	$543.6	1%	3%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$527.1	$536.6	$539.7	$538.7	$543.6	1%	3%
Impact of FX Translation (1)	(3.6)	(9.0)	(9.0)	(7.3)	—
Total Citicorp EOP Loans - Ex-FX (2)	$523.5	$527.6	$530.7	$531.4	$543.6	2%	4%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	99.8	95.3	91.8	86.1	79.8	(7)%	(20)%
All Other	4.6	3.7	3.3	3.2	2.9	(9)%	(37)%
Personal	10.2	10.1	10.0	9.0	9.0	—	(12)%
Total	$114.6	$109.1	$105.1	$98.3	$91.7	(7)%	(20)%

Local Consumer Lending - International
Credit Cards	$2.6	$2.6	$2.5	$2.3	$2.4	4%	(8)%
Retail Banking	6.7	6.2	5.1	4.3	3.8	(12)%	(43)%
Total	$9.3	$8.8	$7.6	$6.6	$6.2	(6)%	(33)%

Citi Holdings - Other (Primarily SAP)	4.0	3.9	3.1	2.8	2.2	(21)%	(45)%

Total Citi Holdings	$127.9	$121.8	$115.8	$107.7	$100.1	(7)%	(22)%
Total Citigroup	$655.0	$658.4	$655.5	$646.4	$643.7	—	(2)%

Consumer Loans	$409.1	$407.7	$408.7	$395.2	$382.2	(3)%	(7)%
Corporate Loans	245.9	250.7	246.8	251.2	261.7	4%	6%
Total Citigroup	$655.0	$658.4	$655.5	$646.4	$643.9	—	(2)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$655.0	$658.4	$655.5	$646.4	$643.9	—	(2)%
Impact of FX Translation (1)	(4.1)	(9.8)	(9.5)	(7.5)	—
Total Citigroup EOP Loans - Ex-FX (2)	$650.9	$648.6	$646.0	$638.9	$643.9	1%	(1)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2012	2012	2012	2013	2013	2013

Citicorp (2)
Total	$3,090	$3,024	$3,081	$2,941	$2,644	$283.7
Ratio	1.09%	1.05%	1.05%	1.02%	0.94%

Retail Bank (2)
Total	$869	$882	$879	$863	$849	$145.2
Ratio	0.63%	0.62%	0.61%	0.59%	0.59%
North America (2)	$294	$291	$280	$282	$285	$41.7
Ratio	0.74%	0.72%	0.68%	0.68%	0.71%
EMEA	$49	$50	$48	$43	$41	$5.3
Ratio	1.07%	1.02%	0.94%	0.83%	0.77%
Latin America	$285	$322	$323	$309	$318	$29.7
Ratio	1.10%	1.17%	1.14%	1.02%	1.07%
Asia	$241	$219	$228	$229	$205	$68.5
Ratio	0.36%	0.32%	0.33%	0.33%	0.30%

Cards
Total	$2,221	$2,142	$2,202	$2,078	$1,795	$138.5
Ratio	1.53%	1.47%	1.47%	1.47%	1.30%
North America - Citi-Branded	$830	$760	$786	$732	$663	$69.3
Ratio	1.14%	1.05%	1.08%	1.06%	0.96%
North America - Retail Services	$721	$716	$721	$651	$556	$36.0
Ratio	1.97%	1.96%	1.87%	1.84%	1.54%
EMEA	$43	$45	$48	$45	$44	$2.8
Ratio	1.54%	1.55%	1.66%	1.61%	1.57%
Latin America	$405	$401	$413	$418	$323	$11.5
Ratio	2.96%	2.82%	2.79%	2.81%	2.81%
Asia	$222	$220	$234	$232	$209	$18.9
Ratio	1.13%	1.10%	1.15%	1.20%	1.11%

Citi Holdings - Local Consumer Lending (2) (3)	$5,354	$4,974	$4,611	$3,678	$3,207	$97.9
Ratio	4.64%	4.54%	4.42%	3.80%	3.56%
International	$363	$366	$345	$269	$242	$6.2
Ratio	3.90%	4.16%	4.54%	4.08%	3.90%
North America (2) (3)	$4,991	$4,608	$4,266	$3,409	$2,965	$91.7
Ratio	4.71%	4.58%	4.41%	3.78%	3.53%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$8,444	$7,998	$7,692	$6,619	$5,851	$381.6
Ratio	2.12%	2.01%	1.93%	1.72%	1.57%

(1)              The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 90+ Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)              The June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.0 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2012	2012	2012	2013	2013	2013

Citicorp (2)
Total	$3,449	$3,539	$3,509	$3,389	$2,967	$283.7
Ratio	1.22%	1.23%	1.19%	1.18%	1.05%

Retail Bank (2)
Total	$1,049	$1,154	$1,112	$1,191	$1,085	$145.2
Ratio	0.76%	0.81%	0.77%	0.81%	0.75%
North America (2)	$215	$230	$223	$226	$217	$41.7
Ratio	0.54%	0.57%	0.54%	0.54%	0.54%
EMEA	$78	$79	$77	$70	$68	$5.3
Ratio	1.70%	1.61%	1.51%	1.35%	1.28%
Latin America	$316	$412	$353	$427	$368	$29.7
Ratio	1.22%	1.50%	1.25%	1.41%	1.24%
Asia	$440	$433	$459	$468	$432	$68.5
Ratio	0.65%	0.62%	0.66%	0.67%	0.63%

Cards
Total	$2,400	$2,385	$2,397	$2,198	$1,882	$138.5
Ratio	1.65%	1.63%	1.60%	1.55%	1.36%
North America - Citi-Branded	$744	$744	$771	$679	$588	$69.3
Ratio	1.02%	1.03%	1.06%	0.98%	0.85%
North America - Retail Services	$852	$823	$789	$685	$615	$36.0
Ratio	2.33%	2.25%	2.04%	1.94%	1.71%
EMEA	$61	$68	$63	$60	$57	$2.8
Ratio	2.18%	2.34%	2.17%	2.14%	2.04%
Latin America	$428	$416	$432	$449	$335	$11.5
Ratio	3.12%	2.93%	2.92%	3.01%	2.91%
Asia	$315	$334	$342	$325	$287	$18.9
Ratio	1.61%	1.67%	1.68%	1.68%	1.52%

Citi Holdings - Local Consumer Lending (2) (3)	$4,614	$4,753	$4,228	$3,407	$3,151	$97.9
Ratio	4.00%	4.34%	4.05%	3.52%	3.50%
International	$453	$436	$393	$286	$255	$6.2
Ratio	4.87%	4.95%	5.17%	4.33%	4.11%
North America (2) (3)	$4,161	$4,317	$3,835	$3,121	$2,896	$91.7
Ratio	3.93%	4.29%	3.96%	3.46%	3.45%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$8,063	$8,292	$7,737	$6,796	$6,118	$381.6
Ratio	2.02%	2.09%	1.94%	1.76%	1.65%

(1)              The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)              The June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.0 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$29,020	$27,611	$25,916	$25,455	$23,727			$30,115	$25,455

Gross Credit (Losses) (2)	(4,205)	(4,516)	(3,640)	(3,444)	(3,257)	5%	23%	(8,849)	(6,701)	24%
Gross Recoveries	714	619	655	566	649	15%	(9)%	1,500	1,215	(19)%
Net Credit (Losses) / Recoveries (NCLs)	(3,491)	(3,897)	(2,985)	(2,878)	(2,608)	9%	25%	(7,349)	(5,486)	25%
NCLs (2)	3,491	3,897	2,985	2,878	2,608	(9)%	(25)%	7,349	5,486	(25)%
Net Reserve Builds / (Releases) (2) (3)	(641)	(860)	(193)	(306)	(642)	NM	—	(855)	(948)	(11)%
Net Specific Reserve Builds / (Releases) (2)	(375)	(601)	46	(358)	(139)	61%	63%	(1,310)	(497)	62%
Provision for Loan Losses	2,475	2,436	2,838	2,214	1,827	(17)%	(26)%	5,184	4,041	(22)%
Other (4) (5) (6) (7) (8) (9)	(393)	(234)	(314)	(1,064)	(1,366)			(339)	(2,430)
Allowance for Loan Losses at End of Period (1) (a)	$27,611	$25,916	$25,455	$23,727	$21,580			$27,611	$21,580

Allowance for Unfunded Lending Commitments (10) (a)	$1,104	$1,063	$1,119	$1,132	$1,133			$1,104	$1,133

Provision for Unfunded Lending Commitments	$7	$(41)	$56	$14	$(3)			$(31)	$11

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$28,715	$26,979	$26,574	$24,859	$22,713			$28,715	$22,713

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	4.25%	3.97%	3.92%	3.70%	3.38%

Allowance for Loan Losses at End of Period (1):
Citicorp	$15,387	$14,828	$14,623	$14,330	$13,425
Citi Holdings	12,224	11,088	10,832	9,397	8,155
Total Citigroup	$27,611	$25,916	$25,455	$23,727	$21,580

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)

The second quarter of 2012, third quarter of 2012, fourth quarter of 2012, first quarter of 2013 and second quarter of 2013 includes $73 million, $32 million, $100 million, $148 million and $124 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)

The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $200 million related to foreign currency translation.

(6)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(9)

The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the Brazil Credicard transfer to Assets of Discontinued Operations, held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 miilion related to foreign currency translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 exclude $5.1 billion, $5.4 billion, $5.3 billion, $5.0 billion and $4.9 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$25,963	$24,639	$23,099	$22,679	$20,948			$27,236	$22,679

Net Credit (Losses) / Recoveries (NCLs)	(3,337)	(3,780)	(2,950)	(2,833)	(2,563)	10%	23%	(7,278)	(5,396)	26%
NCLs (2)	3,337	3,780	2,950	2,833	2,563	(10)%	(23)%	7,278	5,396	(26)%
Net Reserve Builds / (Releases) (2) (3)	(564)	(861)	(117)	(275)	(544)	(98)%	4%	(932)	(819)	12%
Net Specific Reserve Builds / (Releases) (2)	(384)	(426)	14	(400)	(169)	58%	56%	(1,315)	(569)	57%
Provision for Loan Losses	2,389	2,493	2,847	2,158	1,850	(14)%	(23)%	5,031	4,008	(20)%
Other (4) (5) (6) (7) (8) (9)	(376)	(253)	(317)	(1,056)	(1,363)	NM	NM	(350)	(2,419)	NM
Allowance for Loan Losses at End of Period (1) (a)	$24,639	$23,099	$22,679	$20,948	$18,872			$24,639	$18,872

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$2	$1	$2	$15	$27			$2	$27

Provision for Unfunded Lending Commitments	$—	$(1)	$—	$15	$8			$—	$23

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,641	$23,100	$22,681	$20,963	$18,899			$24,641	$18,899

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	6.04%	5.68%	5.57%	5.32%	4.95%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$3,057	$2,972	$2,817	$2,776	$2,779			$2,879	$2,776

Net Credit (Losses) / Recoveries (NCL’s)	(154)	(117)	(35)	(45)	(45)	—	71%	(71)	(90)	(27)%
NCLs	154	117	35	45	45	—	(71)%	71	90	27%
Net Reserve Builds / (Releases)	(77)	1	(76)	(31)	(98)	NM	(27)%	77	(129)	NM
Net Specific Reserve Builds / (Releases)	9	(175)	32	42	30	(29)%	NM	5	72	NM
Provision for Loan Losses	86	(57)	(9)	56	(23)	NM	NM	153	33	(78)%
Other (5)	(17)	19	3	(8)	(3)			11	(11)
Allowance for Loan Losses at End of Period (1) (b)	$2,972	$2,817	$2,776	$2,779	$2,708			$2,972	$2,708

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,102	$1,062	$1,117	$1,117	$1,106			$1,102	$1,106

Provision for Unfunded Lending Commitments	$7	$(40)	$56	$(1)	$(11)			$(31)	$(12)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,074	$3,879	$3,893	$3,896	$3,814			$4,074	$3,814

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.23%	1.14%	1.14%	1.12%	1.05%

Notes to these tables are on the following page (page 40).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 39).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)	See Footnote (2) on page 38.

(3)

The second quarter of 2012, third quarter of 2012, fourth quarter of 2012, first quarter of 2013 and second quarter of 2013 includes $73 million, $32 million, $100 million, $148 million and $124 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)

The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $203 million related to foreign currency translation.

(6)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(9)

The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the Brazil Credicard transfer to Assets of Discontinued Operations, held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 miilion related to foreign currency translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 exclude $1.3 billion, $1.3 billion, $1.2 billion, $1.2 billion and $1.0 billion, respectively, of Loans which are carried at fair value.

(12)

June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 exclude $3.8 billion, $4.1 billion, $4.1 billion, $3.8 billion and $3.8 billion, respectively, of loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)

Citicorp
Net Credit Losses	$2,162	$2,090	$2,013	$1,948	$1,838	(6)%	(15)%	$4,286	$3,786	(12)%
Credit Reserve Build / (Release)	(766)	(664)	(193)	(317)	(301)	5%	61%	(1,365)	(618)	55%
Global Consumer Banking
Net Credit Losses	2,039	1,948	1,939	1,909	1,785	(6)%	(12)%	4,220	3,694	(12)%
Credit Reserve Build / (Release)	(753)	(515)	(152)	(340)	(237)	30%	69%	(1,509)	(577)	62%
North America Regional Consumer Banking
Net Credit Losses	1,511	1,351	1,265	1,255	1,190	(5)%	(21)%	3,140	2,445	(22)%
Credit Reserve Build / (Release)	(814)	(519)	(215)	(370)	(351)	5%	57%	(1,655)	(721)	56%
Retail Banking
Net Credit Losses	62	72	51	55	44	(20)%	(29)%	124	99	(20)%
Credit Reserve Build / (Release)	(5)	37	45	(9)	(2)	78%	60%	(7)	(11)	(57)%
Citi-Branded Cards
Net Credit Losses	840	745	700	692	665	(4)%	(21)%	1,742	1,357	(22)%
Credit Reserve Build / (Release)	(405)	(403)	(240)	(128)	(176)	(38)%	57%	(954)	(304)	68%
Citi Retail Services
Net Credit Losses	609	534	514	508	481	(5)%	(21)%	1,274	989	(22)%
Credit Reserve Build / (Release)	(404)	(153)	(20)	(233)	(173)	26%	57%	(694)	(406)	41%
EMEA Regional Consumer Banking
Net Credit Losses	14	29	33	29	(1)	NM	NM	43	28	(35)%
Credit Reserve Build / (Release)	(13)	2	11	(11)	(9)	18%	31%	(18)	(20)	(11)%
Retail Banking
Net Credit Losses	7	12	15	9	(2)	NM	NM	19	7	(63)%
Credit Reserve Build / (Release)	(9)	—	5	(10)	(5)	50%	44%	(7)	(15)	NM
Citi-Branded Cards
Net Credit Losses	7	17	18	20	1	(95)%	(86)%	24	21	(13)%
Credit Reserve Build / (Release)	(4)	2	6	(1)	(4)	NM	0%	(11)	(5)	55%
Latin America Regional Consumer Banking
Net Credit Losses	315	351	406	419	416	(1)%	32%	648	835	29%
Credit Reserve Build / (Release)	95	36	32	38	104	NM	9%	186	142	(24)%
Retail Banking
Net Credit Losses	135	160	210	207	204	(1)%	51%	278	411	48%
Credit Reserve Build / (Release)	75	37	27	9	80	NM	7%	162	89	(45)%
Citi-Branded Cards
Net Credit Losses	180	191	196	212	212	0%	18%	370	424	15%
Credit Reserve Build / (Release)	20	(1)	5	29	24	(17)%	20%	24	53	NM
Asia Regional Consumer Banking
Net Credit Losses	199	217	235	206	180	(13)%	(10)%	389	386	(1)%
Credit Reserve Build / (Release)	(21)	(34)	20	3	19	NM	NM	(22)	22	NM
Retail Banking
Net Credit Losses	72	81	99	67	53	(21)%	(26)%	137	120	(12)%
Credit Reserve Build / (Release)	4	(36)	(3)	—	42	—	NM	16	42	NM
Citi-Branded Cards
Net Credit Losses	127	136	136	139	127	(9)%	0%	252	266	6%
Credit Reserve Build / (Release)	(25)	2	23	3	(23)	NM	8%	(38)	(20)	47%

Institutional Clients Group (ICG)
Net Credit Losses	122	143	75	39	53	36%	(57)%	64	92	44%
Credit Reserve Build / (Release)	(13)	(149)	(41)	23	(64)	NM	NM	145	(41)	NM
Securities and Banking
Net Credit Losses	97	56	75	35	37	6%	(62)%	37	72	95%
Credit Reserve Build / (Release)	(64)	(103)	(47)	34	(97)	NM	(52)%	71	(63)	NM
Transaction Services
Net Credit Losses	25	87	—	4	16	NM	(36)%	27	20	(26)%
Credit Reserve Build / (Release)	51	(46)	6	(11)	33	NM	(35)%	74	22	(70)%

Corporate / Other
Net Credit Losses	1	(1)	(1)	—	—	—	(100)%	2	—	(100)%
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%

Total Citicorp Provision for Loan Losses	$1,396	$1,426	$1,820	$1,631	$1,537	(6)%	10%	$2,921	$3,168	8%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						2Q13 Increase		Six	Six	YTD 2013 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2012	2013	2013	1Q13	2Q12	2012	2013	(Decrease)
Citi Holdings
Net Credit Losses	$1,329	$1,807	$972	$930	$770	(17)%	(42)%	$3,063	$1,700	(44)%
Credit Reserve Build / (Release)	(250)	(797)	46	(347)	(480)	(38)%	(92)%	(800)	(827)	(3)%
Brokerage and Asset Management
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%
Local Consumer Lending
Net Credit Losses	1,289	1,824	1,005	920	775	(16)%	(40)%	3,041	1,695	(44)%
Credit Reserve Build / (Release)	(186)	(760)	56	(325)	(475)	(46)%	NM	(706)	(800)	(13)%
Special Asset Pool
Net Credit Losses	40	(17)	(33)	10	(5)	NM	NM	22	5	(77)%
Credit Reserve Build / (Release)	(64)	(37)	(10)	(22)	(5)	77%	92%	(93)	(27)	71%

Total Citi Holdings Provision for Loan Losses	$1,079	$1,010	$1,018	$583	$290	(50)%	(73)%	$2,263	$873	(61)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,396	$1,426	$1,820	$1,631	$1,537	(6)%	10%	$2,921	$3,168	8%

Total Citigroup Provision for Loan Losses	$2,475	$2,436	$2,838	$2,214	$1,827	(17)%	(26)%	$5,184	$4,041	(22)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$724	$900	$735	$1,007	$811	(19)%	12%
EMEA	1,169	1,054	1,131	1,077	972	(10)%	(17)%
Latin America	209	151	128	116	91	(22)%	(56)%
Asia	469	324	339	304	270	(11)%	(42)%
Total	$2,571	$2,429	$2,333	$2,504	$2,144	(14)%	(17)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$6,403	$7,698	$7,148	$6,171	$5,568	(10)%	(13)%
EMEA	371	379	380	263	234	(11)%	(37)%
Latin America	1,158	1,275	1,285	1,313	1,430	9%	23%
Asia	414	409	383	402	330	(18)%	(20)%
Total (3)	$8,346	$9,761	$9,196	$8,149	$7,562	(7)%	(9)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$12	$9	$7	$2	$4	100%	(67)%
Global Consumer Banking	35	38	40	41	39	(5)%	11%
Brokerage and Asset Management	—	—	—	—	—	—	—
Local Consumer Lending	329	326	309	294	275	(6)%	(16)%
Special Asset Pool	155	91	82	69	64	(7)%	(59)%
Corporate/Other	10	10	2	6	9	50%	(10)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$541	$474	$440	$412	$391	(5)%	(28)%

OREO By Region:
North America	$366	$315	$299	$286	$267	(7)%	(27)%
EMEA	127	111	99	85	76	(11)%	(40)%
Latin America	48	48	40	39	46	18%	(4)%
Asia	—	—	2	2	2	—	—
Total	$541	$474	$440	$412	$391	(5)%	(28)%

Other Repossessed Assets (5)	$2	$1	$1	$1	$—	(100)%	(100)%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,571	$2,429	$2,333	$2,504	$2,144	(14)%	(17)%
Consumer Non-Accrual Loans	8,346	9,761	9,196	8,149	7,562	(7)%	(9)%
Non-Accrual Loans (NAL)	10,917	12,190	11,529	10,653	9,706	(9)%	(11)%
OREO	541	474	440	412	391	(5)%	(28)%
Other Repossessed Assets	2	1	1	1	—	—	—
Non-Accrual Assets (NAA)	$11,460	$12,665	$11,970	$11,066	$10,097	(9)%	(12)%

NAL as a % of Total Loans	1.67%	1.85%	1.76%	1.65%	1.51%
NAA as a % of Total Assets	0.60%	0.66%	0.64%	0.59%	0.54%

Allowance for Loan Losses as a % of NAL	253%	213%	221%	223%	222%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)

The third quarter of 2012 includes an approximate $1.5 billion in loans that are now classified as non-accrual loans related to OCC guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. Of the $1.5 billion of such non-accrual loans, $1.3 billion was current as of September 30, 2012. See Footnote 2 on page 38.

(4)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(6)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$569	$758	$644	$797	$731	(8)%	28%
EMEA	804	718	806	765	658	(14)%	(18)%
Latin America	193	147	126	114	90	(21)%	(53)%
Asia	448	305	333	299	249	(17)%	(44)%
Total	$2,014	$1,928	$1,909	$1,975	$1,728	(13)%	(14)%

Consumer Non-Accrual Loans By Region (2)
North America	$450	$507	$523	$530	$502	(5)%	12%
EMEA	88	98	101	93	91	(2)%	3%
Latin America	1,110	1,228	1,244	1,274	1,391	9%	25%
Asia	338	329	319	363	299	(18)%	(12)%
Total	$1,986	$2,162	$2,187	$2,260	$2,283	1%	15%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$12	$9	$7	$2	$4	100%	(67)%
Global Consumer Banking	35	38	40	41	39	(5)%	11%
Corporate/Other	10	10	2	6	9	50%	(10)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$57	$57	$49	$49	$52	6%	(9)%

OREO By Region:
North America	$22	$23	$18	$15	$13	(13)%	(41)%
EMEA	9	6	6	6	5	(17)%	(44)%
Latin America	26	28	23	26	32	23%	23%
Asia	—	—	2	2	2	—	—
Total	$57	$57	$49	$49	$52	6%	(9)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,014	$1,928	$1,909	$1,975	$1,728	(13)%	(14)%
Consumer Non-Accrual Loans	1,986	2,162	2,187	2,260	2,283	1%	15%
Non-Accrual Loans (NAL)	4,000	4,090	4,096	4,235	4,011	(5)%	—
OREO	57	57	49	49	52	6%	(9)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,057	$4,147	$4,145	$4,284	$4,063	(5)%	—

NAA as a % of Total Assets	0.24%	0.24%	0.24%	0.25%	0.23%

Allowance for Loan Losses as a % of NAL	385%	363%	357%	338%	335%

N/A Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 43) for total Citigroup balances.

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						2Q13 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2012	2012	2012	2013	2013	1Q13	2Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$155	$142	$91	$210	$80	(62)%	(48)%
EMEA	365	336	325	312	314	1%	(14)%
Latin America	16	4	2	2	1	(50)%	(94)%
Asia	21	19	6	5	21	NM	—
Total	$557	$501	$424	$529	$416	(21)%	(25)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$5,953	$7,191	$6,625	$5,641	$5,066	(10)%	(15)%
EMEA	283	281	279	170	143	(16)%	(49)%
Latin America	48	47	41	39	39	0%	(19)%
Asia	76	80	64	39	31	(21)%	(59)%
Total (3)	$6,360	$7,599	$7,009	$5,889	$5,279	(10)%	(17)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—	—
Local Consumer Lending	329	326	309	294	275	(6)%	(16)%
Special Asset Pool	155	91	82	69	64	(7)%	(59)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$484	$417	$391	$363	$339	(7)%	(30)%

OREO By Region:
North America	$344	$292	$281	$271	$254	(6)%	(26)%
EMEA	118	105	93	79	71	(10)%	(40)%
Latin America	22	20	17	13	14	8%	(36)%
Asia	—	—		—	—	—	—
Total	$484	$417	$391	$363	$339	(7)%	(30)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$557	$501	$424	$529	$416	(21)%	(25)%
Consumer Non-Accrual Loans	6,360	7,599	7,009	5,889	5,279	(10)%	(17)%
Non-Accrual Loans (NAL)	6,917	8,100	7,433	6,418	5,695	(11)%	(18)%
OREO	484	417	391	363	339	(7)%	(30)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$7,401	$8,517	$7,824	$6,781	$6,034	(11)%	(18)%

NAA as a % of Total Assets	3.87%	4.98%	5.02%	4.55%	4.61%

Allowance for Loan Losses as a % of NAL	177%	137%	146%	146%	143%

N/A Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 43) for total Citigroup balances.

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         See Footnote 3 on page 43.

(4)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(5)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(6)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP

NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS

(In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures. TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	2Q	3Q	4Q	1Q	2Q
	2012	2012	2012	2013	2013

Tangible Book Value Per Share (page 1):

Total Common Equity	$183,599	$186,465	$186,487	$190,222	$191,633
Less:
Goodwill	25,483	25,915	25,673	25,474	24,958
Intangible Assets (Other than MSRs)	6,156	5,963	5,697	5,457	4,981

Goodwill and Intangible Assets (other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale	—	37	32	2	205

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	38	35	32	—	—
Tangible Common Equity	$151,922	$154,515	$155,053	$159,289	$161,489
Common Shares Outstanding, at period end	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0
Tangible Book Value Per Share	$51.81	$52.69	$51.19	$52.35	$53.10

Reclassified to conform to the current period’s presentation.